UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number   811-2183
                                   ---------------------------------------------



                         MassMutual Corporate Investors
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


          1500 Main Street, P.O. Box 15189, Springfield, MA 01115-5189
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


      Patricia J. Walsh, Vice President, Secretary and Chief Legal Officer
    1500 Main Street, Suite 2800, P.O. Box 15189, Springfield, MA 01115-5189
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  413-226-1000
                                                    ----------------------------

Date of fiscal year end:  12/31
                          ------------------

Date of reporting period: 12/31/09
                          ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORT TO STOCKHOLDERS.

         Attached hereto is the annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

                      [LOGO] MASSMUTUAL CORPORATE INVESTORS
                             2009 ANNUAL REPORT

MASSMUTUAL CORPORATE INVESTORS
c/o Babson Capital Management LLC
1500 Main Street
P.O. Box 15189
Springfield, Massachusetts 01115-5189
(413) 226-1516
http://www.BabsonCapital.com/mci

ADVISER
Babson Capital Management LLC
1500 Main Street, P.O. Box 15189
Springfield, Massachusetts 01115-5189

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Boston, Massachusetts 02110

COUNSEL TO THE TRUST
Ropes & Gray LLP
Boston, Massachusetts 02110

CUSTODIAN
Citibank, N.A.
New York, New York 10043

TRANSFER AGENT & REGISTRAR
Shareholder Financial Services, Inc.
P.O. Box 173673
Denver, Colorado 80217-3673
1-800-647-7374

PROXY VOTING POLICIES & PROCEDURES;
PROXY VOTING RECORD

The Trustees of MassMutual Corporate Investors (the "Trust") have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital Management LLC ("Babson Capital"). A description of Babson Capital's proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Trust's website at http://www.BabsonCapital.com/mci; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2009 is available (1) on the Trust's web-site at http://www.BabsonCapital.com/mci; and (2) on the SEC's website at http://www.sec.gov.

FORM N-Q
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Trust's website at http:// www.BabsonCapital.com/mci or upon request by calling, toll-free, 1-866-399-1516.

OFFICERS OF THE TRUST
---------------------

Clifford M. Noreen
Chairman

Michael L. Klofas
President

Michael P. Hermsen
Vice President

Richard E. Spencer, II
Vice President

Jill A. Fields
Vice President

James M. Roy
Vice President
& Chief Financial
Officer

Patricia J. Walsh
Vice President,
Secretary & Chief
Legal Officer

MASSMUTUAL CORPORATE INVESTORS

MASSMUTUAL CORPORATION INVESTORS IS A CLOSED-END INVESTMENT COMPANY, FIRST OFFERED TO THE PUBLIC OVER 35 YEARS AGO, WHOSE SHARES ARE TRADED ON THE NEW YORK STOCK EXCHANGE.

INVESTMENT OBJECTIVE & POLICY

MassMutual Corporate Investors (the "Trust") is a closed-end investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol "MCI". The Trust's share price can be found in the financial section of most newspapers as "MassCp" or "MassMuInv" under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield and at the same time offering an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations with equity features such as warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may temporarily invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.

Babson Capital Management LLC ("Babson Capital") manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders quarterly in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

In this report you will find a complete listing of the Trust's holdings. We encourage you to read this section carefully for a better understanding of the Trust. We cordially invite all shareholders to attend the Trust's Annual Meeting of Shareholders, which will be held on April 16, 2010 at 1:30 P.M. in Springfield, Massachusetts.

PORTFOLIO COMPOSITION AS OF 12/31/09*

                            [PIE CHART APPEARS HERE]

                 Private / 144A            Private / Restricted
                 High Yield Debt               Equity 11.3%
                      66.2%

                 Public High                       Cash
                 Yield Debt                        6.9%
                    14.7%

                 Public Equity
                      0.9%

*Based on value of total investments (including cash)

TOTAL ANNUAL PORTFOLIO RETURN (AS OF 12/31 EACH YEAR)*

                                                [BAR CHART APPEARS HERE]

MASSMUTUAL CORPORATE      7.28     5.91     4.80    22.61    22.76    20.04   18.06     8.72   -10.34    12.64
INVESTORS (BASED ON
CHANGE IN THE NET
ASSET VALUE WITH
REINVESTED DIVIDENDS)

RUSSELL 2000 INDEX       -3.03     2.49   -20.48    47.25    18.33     4.55   18.37    -1.57   -33.79    27.17

BARCLAYS CAPITAL U.S.    -5.86     5.28    -1.41    28.97    11.13     2.74   11.85     1.87   -26.16    58.21
CORPORATE HIGH YIELD
INDEX

                          2000     2001     2002     2003     2004     2005    2006     2007     2008     2009

* Data for MassMutual Corporate Investors (the "Trust") represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions. These returns differ from the total investment return based on market value of the Trust's shares due to the difference between the Trust's net asset value and the market value of its shares outstanding (see page 12 for total investment return based on market value). Past performance is no guarantee of future results.

TO OUR SHAREHOLDERS

As the Trust announced in January of 2009, Roger W. Crandall stepped down as a Trustee and Chairman of the Board of Trustees as a result of his new position as President and Chief Executive Officer of Massachusetts Mutual Life Insurance Company. Clifford M. Noreen, the Trust's former President, was appointed as a Trustee and elected to replace Mr. Crandall as Chairman of the Board of Trustees. Additionally, I was elected to succeed Mr. Noreen as President of the Trust.

I am pleased to share with you the Trust's Annual Report for the year ended December 31, 2009.

THE TRUST'S 2009 PORTFOLIO PERFORMANCE

The Trust's net total portfolio rate of return for 2009 was 12.64%, as measured by the change in net asset value and assuming the reinvestment of all dividends and distributions. The Trust's total net assets were $214,436,954, or $22.89 per share, as of December 31, 2009. This compares to $208,143,519, or $22.33 per share, as of December 31, 2008. The Trust paid a quarterly dividend of 54 cents per share for each of the four quarters of 2009. Including the fourth quarter dividend paid in January 2010, total dividends for the year were $2.16 per share, which was unchanged from the prior year. We are pleased to be able to maintain the Trust's dividend despite the extremely challenging economic environment during 2009.

The table below lists the average annual net returns of the Trust's portfolio, based on the change in net assets and assuming the reinvestment of all dividends and distributions. Average annual returns of the Barclays Capital U.S. Corporate High Yield Index and the Russell 2000 Index for the 1, 3, 5 and 10 years ended December 31, 2009 are provided for comparison purposes only.

                                     Barclays Capital U.S.         Russell
                    The Trust     Corporate High Yield Index      2000 Index
--------------------------------------------------------------------------------
1 Year                12.64%               58.21%                   27.17%
--------------------------------------------------------------------------------
3 Year                 3.17%                5.97%                   -6.07%
--------------------------------------------------------------------------------
5 Year                 9.25%                6.46%                    0.51%
--------------------------------------------------------------------------------
10 Year               10.80%                6.71%                    3.51%
--------------------------------------------------------------------------------
Past performance is no guarantee of future results.

MARKET CONDITIONS

The year 2009 opened with the entire global economy mired in a deep recession rooted in the mortgage and credit crisis that unfolded in mid-2007. This grim environment continued into March. With unprecedented stimulus from governments around the world, however, the financial markets began a rally that lifted both equity and bond markets through the end of the year. The Dow Jones Industrial Average gained 18.8% for the year, but was up nearly 60% from its March 2009 low. Asset classes that were among the poorest performers in 2008 had some of the largest advances in 2009. These asset classes included high yield bonds and loans, which both reported gains of more than 50%, according to Barclays Capital.

After the celebrated rally, however, questions remain about what is next for the U.S. economy. The unemployment rate, according to the U.S. Department of Labor, ended 2009 at 10%, up from 7.1% at year-end 2008, with expectations that it will remain high throughout 2010. Inflation was 2.7% in 2009, compared to just 0.1% in 2008. The value of the dollar varied widely versus the currencies of the main U.S. trading partners in 2009, and the 2010 outlook remains unclear. The massive U.S. stimulus spending also raises concerns about potential tax increases to finance the national debt, which creates uncertainty for investors and companies alike. It is possible that corporate credit defaults have peaked: after rising for 23 straight months since January 2008, the Moody's Investors Service global issuer-weighted speculative-grade default rate declined in December 2009, though it still finished the year at 12.5%, well above its historical average of 5%. Moody's predicts defaults will fall dramatically in 2010.

PORTFOLIO ACTIVITY

Similar to 2008, the Trust's investment activity was very sporadic during 2009. During the first and second quarters of the year, middle market buyout activity was quite low due to a shortage of available credit. Senior lending capacity, one of the key drivers of buyout activity, was limited as these capital providers refrained from taking risk. As a result, the Trust was able to complete only three new private placement transactions during the first half of 2009. Beginning in the third quarter of 2009, banks and other senior debt providers slowly began to make more capital available to finance middle market transactions and the Trust's investment activity increased correspondingly. During the second half of 2009, the Trust completed seven new private placement transactions.

For the full year 2009, the Trust closed ten new private placement transactions and made add-on investments in seven existing portfolio companies. Total private placement investments in 2009 were $25,976,473. In 2008, the Trust closed 23 new private placement transactions and nine add-on investments aggregating $52,612,864. While the Trust invested fewer dollars in 2009, we are nonetheless pleased with the Trust's level of investment activity given the significant decline in middle market buyout transactions that occurred during the year and reports of other middle market mezzanine investors struggling to close any deals. We are also pleased to report that the trend towards lower leverage and more conservative capital structures which began in early 2008 continued throughout 2009. In addition, return expectations for the Trust's new investments continued to be more favorable than they have been for several years.

New private placement investments completed during 2009 were: A E Company, Inc.; A S C Group, Inc.; Apex Analytix Holding Corporation; Custom Engineered Wheels, Inc.; International Offshore Services LLC; Northwest Mailing Services, Inc.; Precision Wire Holding Company; Sencore Holding Company; Spartan Foods Holding Company; and Telecorps Holdings, Inc.

In addition, the Trust added to existing private placement investments in Arrow Tru-Line Holdings, Inc.; K P I Holdings, Inc.; NetShape Technologies, Inc.; Postle Aluminum Company LLC; Telecorps Holdings, Inc.; Visioneering, Inc.; and Vitex Packaging Group, Inc.

As 2009 drew to a close, we had some very positive news from the portfolio. A T I Acquisition Company and Vitality Foodservice, Inc. were both sold in late December and the Trust realized significant gains on its investments in these companies. These transactions represented the first meaningful realization activity for the Trust's portfolio since the early part of 2008.

In contrast to the positive developments around realization activity, however, is the fact that the weak economy that existed during most of 2009 negatively impacted the financial performance of many of the Trust's portfolio companies. Many of these companies had to amend their debt covenants, raise additional capital, or request relief from their debt service requirements. We spent considerable time working closely with the transaction sponsors and the management teams of these portfolio companies to remedy these situations during 2009.

2009            Record         Ordinary          Tax             Long-Term
Dividends        Date           Income          Effect             Gains
--------------------------------------------------------------------------------
Regular         5/4/2009        0.5400                               --
                8/3/2009        0.5400                               --
              10/26/2009        0.5400                               --
              12/31/2009        0.5400                               --
--------------------------------------------------------------------------------
                              $ 2.1600         $ 2.1600           $  --
================================================================================

The Trust did not have distributable net long-term capital gains in 2009.

 Annual    Qualified for Dividend                              Interest Earned on
Dividend     Received Deduction*    Qualified Dividends**   U .S. Gov't. Obligations
 Amount                 Amount                  Amount                     Amount
Per Share    Percent   Per Share     Percent    Per Share    Percent     Per Share
------------------------------------------------------------------------------------
 $2.16       0.0000%    0.0000       0.0000%     0.00000     0.0000%      0.0000
====================================================================================

*  Not available to individual shareholders
** Qualified dividends are reported in Box 1b on IRS Form 1099-Div for 2009

OUTLOOK FOR 2010

The year 2010 opened with many breathing a sigh of relief, looking back on how difficult the previous 18 months had been and how the worst now seems to be behind us. The housing market, where much of the trouble started, seems to have bottomed out. Companies have begun to report improved profits, primarily due to cost-cutting rather than sales growth. The Federal Reserve has held fast on a policy of near zero interest rates, providing needed liquidity to the market.

But companies still need to grow revenues to create more jobs, and financial institutions need to lend money to fund expansion and capital investments. Government stimulus cannot continue forever and the Federal Reserve will eventually have to move away from its easy money policy. It is uncertain how the economy will react in 2010 to these and other developments.

We have begun 2010 with a reasonable backlog of new investment opportunities and an expectation that leverage and pricing conditions will also continue to be favorable for the Trust. We are hopeful that realization activity will increase in 2010 due to the pent-up demand for such transactions. However, we still expect 2010 to be another challenging year as the Trust's portfolio companies rebound from the affects of the economic recession.

Regardless of the economic environment, the Trust continues to employ the investment philosophy that has served it well since its inception: investing in companies which we believe have a strong business proposition, solid cash flow and experienced, ethical management. This philosophy, along with Babson Capital's seasoned investment-management team, positions the Trust well to meet its investment objectives and policies. As always, I would like to thank you for your continued interest in and support of MassMutual Corporate Investors.

Sincerely,

/s/ Michael L. Klofas
Michael L. Klofas
President

Cautionary Notice: Certain statements contained in this report may be "forward looking" statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date in which they are made and which reflect management's current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust's trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust's current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

FINANCIAL REPORT

Consolidated Statement of Assets and Liabilities                           8

Consolidated Statement of Operations                                       9

Consolidated Statement of Cash Flows                                      10

Consolidated Statements of Changes in Net Assets                          11

Consolidated Financial Highlights                                         12

Consolidated Schedule of Investments                                   13-35

Notes to Consolidated Financial Statements                             36-41

Report of Independent Registered Public Accounting Firm                   42

Interested Trustees                                                    43-44

Independent Trustees                                                   45-47

Officers of the Trust                                                     48

MASSMUTUAL CORPORATE INVESTORS


CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:

Investments
 (See Consolidated Schedule of Investments)

Corporate restricted securities at fair value
 (Cost - $213,701,071)                                            $ 180,783,191

Corporate restricted securities at market value
 (Cost - $11,909,685)                                                11,449,792

Corporate public securities at market value
 (Cost - $42,701,613)                                                38,326,665
--------------------------------------------------------------------------------
                                                                    230,559,648
--------------------------------------------------------------------------------

Cash                                                                 17,216,779
Interest and dividends receivable                                     3,156,068
Receivable for investments sold                                          47,302
--------------------------------------------------------------------------------
  TOTAL ASSETS                                                      250,979,797
--------------------------------------------------------------------------------

Liabilities:
Dividend payable                                                      5,058,513
Investment advisory fee payable                                         670,115
Note payable                                                         30,000,000
Interest payable                                                        202,105
Accrued taxes payable                                                   221,290
Accrued expenses                                                        164,947
Other payables                                                          225,873
--------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                  36,542,843
--------------------------------------------------------------------------------
  TOTAL NET ASSETS                                                $ 214,436,954
--------------------------------------------------------------------------------

Net Assets:
Common shares, par value $1.00 per share; an unlimited
 number authorized                                                $   9,367,616
Additional paid-in capital                                          113,863,819
Retained net realized gain on investments, prior years              127,688,004
Undistributed net investment income                                   2,305,051
Accumulated net realized loss on investments                           (869,525)
Net unrealized depreciation of investments                          (37,918,011)
--------------------------------------------------------------------------------
  TOTAL NET ASSETS                                                $ 214,436,954
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON SHARES ISSUED AND OUTSTANDING                                  9,367,616
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                         $       22.89
--------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

                                                  MASSMUTUAL CORPORATE INVESTORS

CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2009

INVESTMENT INCOME:
Interest                                                           $ 24,031,881
Dividends                                                                27,518
Other                                                                    31,827
--------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME                                            24,091,226
--------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees                                              2,642,607
Interest                                                              1,584,000
Trustees' fees and expenses                                             218,400
Professional fees                                                       154,750
Reports to shareholders                                                 120,000
Custodian fees                                                           25,000
Transfer agent/registrar's expenses                                      23,000
Other                                                                   153,057
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                                      4,920,814
--------------------------------------------------------------------------------
 INVESTMENT INCOME - NET                                             19,170,412
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments before taxes                           910,579
Income tax expense                                                      (42,167)
--------------------------------------------------------------------------------
 NET REALIZED GAIN ON INVESTMENTS AFTER TAXES                           868,412
--------------------------------------------------------------------------------
Net change in unrealized depreciation of investments before taxes     5,451,067
Net change in deferred income tax expense                              (165,290)
--------------------------------------------------------------------------------
 NET CHANGE IN UNREALIZED DEPRECIATION OF INVESTMENTS AFTER TAXES     5,285,777
--------------------------------------------------------------------------------
 NET GAIN ON INVESTMENTS                                              6,154,189
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 25,324,601
--------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

MASSMUTUAL CORPORATE INVESTORS

CONSOLIDATED STATEMENT OF CASH FLOWS
For the year ended December 31, 2009

NET INCREASE IN CASH:
Cash flows from operating activities:

Purchases/Proceeds/Maturities from short-term
  portfolio securities, net                                        $  6,251,321
 Purchases of portfolio securities                                  (53,362,568)
 Proceeds from disposition of portfolio securities                   62,049,113
 Interest, dividends and other income received                       23,083,181
 Interest expense paid                                               (1,584,000)
 Operating expenses paid                                             (3,099,425)
 Income tax refund, net                                                 247,833
--------------------------------------------------------------------------------
  NET CASH PROVIDED BY OPERATING ACTIVITIES                          33,585,455
--------------------------------------------------------------------------------

Cash flows from financing activities:
 Cash dividends paid from net investment income                     (20,142,902)
 Receipts for shares issued on reinvestment of dividends              1,137,714
--------------------------------------------------------------------------------
  NET CASH USED FOR FINANCING ACTIVITIES                            (19,005,188)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET INCREASE IN CASH                                                 14,580,267
--------------------------------------------------------------------------------
Cash - beginning of year                                              2,636,512
--------------------------------------------------------------------------------
CASH - END OF YEAR                                                 $ 17,216,779
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS TO
NET CASH PROVIDED BY OPERATING ACTIVITIES:
--------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 25,324,601
--------------------------------------------------------------------------------
 Decrease in investments                                              7,231,565
 Decrease in interest and dividends receivable                          291,425
 Decrease in receivable for investments sold                            138,115
 Decrease in payable for investments purchased                           (3,578)
 Increase in investment advisory fee payable                             19,667
 Decrease in accrued expenses                                            (8,149)
 Increase in accrued taxes payable                                      455,290
 Increase in other payables                                             136,519
--------------------------------------------------------------------------------
  TOTAL ADJUSTMENTS TO NET ASSETS FROM OPERATIONS                     8,260,854
--------------------------------------------------------------------------------
  NET CASH PROVIDED BY OPERATING ACTIVITIES                        $ 33,585,455
--------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

                                                  MASSMUTUAL CORPORATE INVESTORS


CONSOLIDATED STATEMENTS OF CHANGES IN NET ASETS
For the years ended December 31, 2009 and 2008

                                                         2009          2008
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
 Investment income - net                             $ 19,170,412  $ 21,472,294
 Net realized gain (loss) on investments                  868,412    (2,459,420)
 Net change in unrealized depreciation of
   investments                                          5,285,777   (44,140,369)
--------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     25,324,601   (25,127,495)
--------------------------------------------------------------------------------

Increase from common shares issued on reinvestment
  of dividends
  Common shares issued (2009 - 48,107; 2008 - 81,890)   1,137,714     2,186,860

Dividends to shareholders from:
 Net investment income (2009 - $2.16 per share;
  2008 - $2.16 per share)                             (20,168,880)  (20,078,868)
--------------------------------------------------------------------------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS                6,293,435   (43,019,503)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NET ASSETS, BEGINNING OF YEAR                        208,143,519   251,163,022
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (INCLUDING UNDISTRIBUTED
  NET INVESTMENT INCOME OF $2,305,051 AND
  $3,174,832, RESPECTIVELY)                          $214,436,954  $208,143,519
--------------------------------------------------------------------------------
See Notes to Consolidated Financial

MassMutual Corporate Investors

CONSOLIDATED FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding:

                                                        FOR THE YEARS ENDED DECEMBER 31,
                                              2009        2008        2007        2006        2005
------------------------------------------------------------------------------------------------------
NET ASSET VALUE: BEGINNING OF YEAR         $    22.33  $    27.19  $    27.51  $    26.06  $    24.34
------------------------------------------------------------------------------------------------------
Net investment income (a)                        2.05        2.31        2.56        2.27        2.03

Net realized and unrealized gain (loss)
 on investments                                  0.66       (5.02)      (0.35)       1.62      1.96(b)
------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                 2.71       (2.71)       2.21        3.89        3.99
------------------------------------------------------------------------------------------------------
Dividends from net investment income to
 common shareholders                            (2.16)      (2.16)      (2.57)      (2.47)      (2.11)

Dividends from net realized gain on
 investments to common shareholders               --          --          --        (0.01)      (0.18)

Increase from dividends reinvested               0.01        0.01        0.04        0.04        0.02
------------------------------------------------------------------------------------------------------
TOTAL DIVIDENDS                                 (2.15)      (2.15)      (2.53)      (2.44)      (2.27)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE: END OF YEAR               $    22.89  $    22.33  $    27.19  $    27.51  $    26.06
------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE: END OF YEAR        $    25.10  $    19.25  $    30.20  $    34.89  $    30.05
------------------------------------------------------------------------------------------------------

Total investment return Net asset value(c)     12.64%     (10.34%)      8.72%      18.06%      20.04%

Market value                                   39.89%     (30.44%)     (8.78%)     29.04%      16.95%

Net assets (in millions): End of year      $   214.44  $   208.14  $   251.16  $   251.69  $   236.28

Ratio of operating expenses to average
 net assets                                     1.58%       1.49%       1.55%       1.43%       1.78%

Ratio of interest expense to average
 net assets                                     0.75%       0.67%       0.59%       0.60%       0.73%

Ratio of income tax expense to average
 net assets (d)                                 0.00%       0.00%       0.35%       2.46%       2.84%

Ratio of total expenses before custodian
 reduction to average net assets (d)            2.33%       2.16%       2.49%       4.53%       5.36%

Ratio of net expenses after custodian
 reduction to average net assets (d)            2.33%       2.16%       2.49%       4.49%       5.35%

Ratio of net investment income to
 average net assets                             9.06%       9.01%       9.17%       8.19%       7.98%

Portfolio turnover                                23%         32%         44%         35%         35%

(a) Calculated using average shares.
(b) Amount includes $0.19 per share in litigation proceeds.
(c) Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(d) As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations.
    The taxes paid are treated as deemed distributions and a credit for the taxes paid are passed on to the shareholders.

Senior borrowings:
  Total principal amount (in millions)     $       30  $       30  $       30  $       20  $       20
  Asset coverage per $1,000 of
   indebtedness                            $    8,148  $    7,938  $    9,372  $   13,584  $   12,814

See Notes to Consolidated Financial Statements

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES - 89.65%:(A)                               PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
PRIVATE PLACEMENT INVESTMENTS - 83.87%
A E COMPANY, INC.
A designer and manufacturer of machined parts and assembly structures for the commercial and military aerospace industries.
11% Senior Secured Note due 2015                                         $   1,413,462          *   $   1,385,193   $   1,411,013
13% Senior Subordinated Note due 2016                                    $   1,413,461   11/10/09       1,265,201       1,410,469
Common Stock (B)                                                          323,077 shs.   11/10/09         323,077         306,923
Warrant, exercisable until 2019, to purchase
  common stock at $.01 per share (B)                                      161,538 shs.   11/10/09         119,991           1,615
                                                                                                    -------------   -------------
* 11/10/09 and 11/18/09.                                                                                3,093,462       3,130,020
                                                                                                    -------------   -------------
A H C HOLDING COMPANY, INC.
A designer and manufacturer of boilers and water heaters for the commercial sector.
15% Senior Subordinated Note due 2015                                    $   2,478,917   11/21/07       2,427,269       2,503,706
Limited Partnership Interest (B)                                           23.16% int.   11/21/07         224,795         277,539
                                                                                                    -------------   -------------
                                                                                                        2,652,064       2,781,245
                                                                                                    -------------   -------------
A S A P INDUSTRIES LLC
A designer and manufacturer of components used on oil and natural gas wells.
12.5% Senior Subordinated Note due 2015                                  $   1,134,594   12/31/08         985,537       1,157,411
Limited Liability Company Unit Class A-2 (B)                                1,276 uts.   12/31/08         140,406         216,224
Limited Liability Company Unit Class A-3 (B)                                1,149 uts.   12/31/08         126,365         194,602
                                                                                                    -------------   -------------
                                                                                                        1,252,308       1,568,237
                                                                                                    -------------   -------------
A S C GROUP, INC.
A designer and manufacturer of high reliability encryption equipment, communications products, computing systems and electronic components primarily for the military and aerospace sectors.
12.75% Senior Subordinated Note due 2016                                 $   2,318,182   10/09/09       1,986,875       2,334,756
Limited Liability Company Unit Class A (B)                                  2,359 uts.   10/09/09         231,818         220,215
Limited Liability Company Unit Class B (B)                                  2,782 uts.   10/09/09         273,352              28
                                                                                                    -------------   -------------
                                                                                                        2,492,045       2,554,999
                                                                                                    -------------   -------------
A W X HOLDINGS CORPORATION
A provider of aerial equipment rental, sales and repair services to non-residential construction and maintenance contractors operating in the State of Indiana.
10.5% Senior Secured Term Note due 2014                                  $     735,000   05/15/08         720,300         685,815
13% Senior Subordinated Note due 2015                                    $     735,000   05/15/08         667,812         663,849
Common Stock (B)                                                          105,000 shs.   05/15/08         105,000            --
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                       36,923 shs.   05/15/08          62,395            --
                                                                                                    -------------   -------------
                                                                                                        1,555,507       1,349,664
                                                                                                    -------------   -------------
ADVANCED TECHNOLOGIES HOLDINGS
A provider of factory maintenance services to industrial companies.
15% Senior Subordinated Note due 2013                                    $   2,166,378   12/27/07       2,123,785       2,180,395
Preferred Stock (B)                                                         1,031 shs.   12/27/07         510,000         422,136
                                                                                                    -------------   -------------
                                                                                                        2,633,785       2,602,531
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               13

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
AERO HOLDINGS, INC.
A provider of geospatial services to corporate and government clients.
10.5% Senior Secured Term Note due 2014                                  $   1,627,500   03/09/07   $   1,603,088   $   1,649,330
14% Senior Subordinated Note due 2015                                    $   1,260,000   03/09/07       1,151,553       1,272,600
Common Stock (B)                                                          262,500 shs.   03/09/07         262,500          59,408
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                       66,116 shs.   03/09/07         111,528          14,963
                                                                                                    -------------   -------------
                                                                                                        3,128,669       2,996,301
                                                                                                    -------------   -------------
ALL CURRENT HOLDING COMPANY
A specialty re-seller of essential electrical parts and components primarily serving wholesale distributors.
12% Senior Subordinated Note due 2015                                    $   1,140,317   09/26/08       1,045,791       1,132,474
Common Stock (B)                                                            1,347 shs.   09/26/08         134,683          99,555
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                          958 shs.   09/26/08          87,993          70,805
                                                                                                    -------------   -------------
                                                                                                        1,268,467       1,302,834
                                                                                                    -------------   -------------
AMERICAN HOSPICE MANAGEMENT HOLDING LLC
A for-profit hospice care provider in the United States.
12% Senior Subordinated Note due 2013                                    $   3,187,495          *       3,033,665       3,187,495
Preferred Class A Unit (B)                                                  3,223 uts.         **         322,300         509,115
Preferred Class B Unit (B)                                                  1,526 uts.   06/09/08         152,626         191,618
Common Class B Unit (B)                                                    30,420 uts.   01/22/04               1          37,448
Common Class D Unit (B)                                                     6,980 uts.   09/12/06               1           8,593
                                                                                                    -------------   -------------
* 01/22/04 and 06/09/08. ** 01/22/04 and 09/12/06.                                                      3,508,593       3,934,269
                                                                                                    -------------   -------------
APEX ANALYTIX HOLDING CORPORATION
A provider of audit recovery and fraud detection services and software to commercial and retail businesses in the U.S. and Europe.
12.5% Senior Subordinated Note due 2016                                  $   1,912,500   04/28/09       1,585,159       1,969,875
Preferred Stock Series B (B)                                                3,065 shs.   04/28/09         306,507              31
Common Stock (B)                                                            1,366 shs.   04/28/09           1,366              14
                                                                                                    -------------   -------------
                                                                                                        1,893,032       1,969,920
                                                                                                    -------------   -------------
ARROW TRU-LINE HOLDINGS, INC.
A manufacturer of hardware for residential and commercial overhead garage doors in North America.
14% Senior Subordinated Note due 2012                                    $   1,796,193   05/18/05       1,617,055       1,436,954
Preferred Stock (B)                                                            63 shs.   10/16/09          62,756          31,380
Common Stock (B)                                                              497 shs.   05/18/05         497,340            --
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          130 shs.   05/18/05         112,128            --
                                                                                                    -------------   -------------
                                                                                                        2,289,279       1,468,334
                                                                                                    -------------   -------------
BRAVO SPORTS HOLDING CORPORATION
A designer and marketer of niche branded consumer products including canopies, trampolines, in-line skates, skateboards, and urethane wheels.
12.5% Senior Subordinated Note due 2014                                  $   2,281,593   06/30/06       2,172,588       2,205,719
Preferred Stock Class A (B)                                                   879 shs.   06/30/06         268,121          80,539
Common Stock (B)                                                                 1 sh.   06/30/06             286            --
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                          309 shs.   06/30/06          92,102          28,305
                                                                                                    -------------   -------------
                                                                                                        2,533,097       2,314,563
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
14

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
C D N T, INC.
A value-added converter and distributor of specialty pressure sensitive adhesives, foams, films, and foils.
10.5% Senior Secured Term Note due 2014                                  $     750,872   08/07/08   $     735,855   $     698,301
12.5% Senior Subordinated Note due 2015                                  $     750,872   08/07/08         686,843         668,097
Common Stock (B)                                                           73,256 shs.   08/07/08          73,256            --
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                       57,600 shs.   08/07/08          57,689            --
                                                                                                    -------------   -------------
                                                                                                        1,553,643       1,366,398
                                                                                                    -------------   -------------
CAPITAL SPECIALTY PLASTICS, INC.
A producer of desiccant strips used for packaging pharmaceutical products.
Common Stock (B)                                                              109 shs.          *             503         795,663
                                                                                                    -------------   -------------
* 12/30/97 and 05/29/99.

CLOUGH, HARBOUR AND ASSOCIATES
An engineering service firm that is located in Albany, NY.
12.25% Senior Subordinated Note due 2015                                 $   2,400,000   12/02/08       2,225,100       2,448,000
Preferred Stock (B)                                                           277 shs.   12/02/08         276,900         263,148
                                                                                                    -------------   -------------
                                                                                                        2,502,000       2,711,148
                                                                                                    -------------   -------------
COEUR, INC.
A producer of proprietary, disposable power injection syringes.
12% Senior Subordinated Note due 2016                                    $   1,214,286   10/10/08       1,098,929       1,238,572
Common Stock (B)                                                              607 shs.   10/10/08          60,714          50,645
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                          934 shs.   10/10/08          91,071          77,916
                                                                                                    -------------   -------------
                                                                                                        1,250,714       1,367,133
                                                                                                    -------------   -------------
CONNECTICUT ELECTRIC, INC.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
12% Senior Subordinated Note due 2014                                    $   2,393,954   01/12/07       2,233,202       1,196,977
Limited Liability Company Unit Class A (B)                                156,046 uts.   01/12/07         156,046            --
Limited Liability Company Unit Class C (B)                                112,873 uts.   01/12/07         112,873            --
                                                                                                    -------------   -------------
                                                                                                        2,502,121       1,196,977
                                                                                                    -------------   -------------
CONNOR SPORT COURT INTERNATIONAL, INC.
A designer and manufacturer of outdoor and indoor synthetic sports flooring and other temporary flooring products.
Preferred Stock Series B-2 (B)                                             17,152 shs.   07/05/07         700,392       1,715,247
Preferred Stock Series C (B)                                                8,986 shs.   07/05/07         300,168         898,560
Common Stock (B)                                                              718 shs.   07/05/07               7              56
Limited Partnership Interest (B)                                           12.64% int.          *         189,586            --
                                                                                                    -------------   -------------
* 08/12/04 and 01/14/05.                                                                                1,190,153       2,613,863
                                                                                                    -------------   -------------
COREPHARMA LLC
A manufacturer of oral dose generic pharmaceuticals targeted at niche applications.
12% Senior Subordinated Note due 2013                                    $   2,550,000   08/04/05       2,465,391       2,550,000
Warrant, exercisable until 2013, to purchase
  common stock at $.001 per share (B)                                          20 shs.   08/04/05         137,166         215,048
                                                                                                    -------------   -------------
                                                                                                        2,602,557       2,765,048
                                                                                                    -------------   -------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               15

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
CRANE RENTAL CORPORATION
A crane rental company.
13% Senior Subordinated Note due 2015                                    $   2,295,000   08/21/08   $   2,079,900   $   2,340,900
Common Stock (B)                                                          255,000 shs.   08/21/08         255,000         161,164
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                      136,070 shs.   08/21/08         194,826          85,998
                                                                                                    -------------   -------------
                                                                                                        2,529,726       2,588,062
                                                                                                    -------------   -------------
CUSTOM ENGINEERED WHEELS, INC.
A manufacturer of custom engineered, non-pneumatic plastic wheels and plastic tread cap tires used primarily for lawn and garden products and wheelchairs.
12.5% Senior Subordinated Note due 2016                                  $   2,182,212   10/27/09       1,892,808       2,193,057
Preferred Stock PIK                                                           296 shs.   10/27/09         295,550         280,773
Preferred Stock Series A                                                      216 shs.   10/27/09         197,152               2
Common Stock (B)                                                               72 shs.   10/27/09          72,238          68,628
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                           53 shs.   10/27/09          48,608               1
                                                                                                    -------------   -------------
                                                                                                        2,506,356       2,542,461
                                                                                                    -------------   -------------
DAVIS-STANDARD LLC
A manufacturer, assembler, and installer of a broad range of capital equipment that is used in the extrusion, conversion, and processing of plastic materials.
12% Senior Subordinated Note due 2014                                    $   1,847,826   10/30/06       1,752,855       1,833,967
Limited Partnership Interest (B)                                            1.82% int.   10/30/06         702,174         748,507
Warrant, exercisable until 2014, to purchase
  preferred stock at $.01 per share (B)                                        50 shs.   10/30/06          49,830          66,784
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           34 shs.   10/30/06          34,000          27,733
                                                                                                    -------------   -------------
                                                                                                        2,538,859       2,676,991
                                                                                                    -------------   -------------
DIVERSCO, INC./ DHI HOLDINGS, INC.
A contract provider of janitorial and equipment maintenance services and temporary production labor to industrial customers.
Membership Interests of MM/Lincap
  Diversco Investments Ltd. LLC (B)                                        27.20% int.   08/27/98         734,090            --
Preferred Stock (B)                                                         2,586 shs.   12/14/01       2,186,976       1,643,701
Warrants, exercisable until 2011, to purchase common
  stock of DHI Holdings, Inc. at $.01 per share (B)                        13,352 shs.          *         403,427            --
                                                                                                    -------------   -------------
* 10/24/96 and 08/28/98.                                                                                3,324,493       1,643,701
                                                                                                    -------------   -------------
DUNCAN SYSTEMS, INC.
A distributor of windshields and side glass for the recreational vehicle market.
10% Senior Secured Term Note due 2013                                    $     405,000   11/01/06         398,925         411,836
13% Senior Subordinated Note due 2014                                    $     855,000   11/01/06         782,125         855,000
Common Stock (B)                                                          180,000 shs.   11/01/06         180,000         167,655
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                       56,514 shs.   11/01/06          78,160          52,638
                                                                                                    -------------   -------------
                                                                                                        1,439,210       1,487,129
                                                                                                    -------------   -------------
DWYER GROUP, INC.
A franchiser of a variety of home repair services.
Common Stock (B)                                                            6,906 shs.          *         690,600       1,163,888
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                        2,034 shs.   10/30/03         186,469         342,727
                                                                                                    -------------   -------------
* 10/30/03 and 01/02/04.                                                                                  877,069       1,506,615
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
16

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
E S P HOLDCO, INC.
A manufacturer of power protection technology for commercial office equipment, primarily supplying the office equipment dealer network.
14% Senior Subordinated Note due 2015                                    $   2,309,614   01/08/08   $   2,267,124   $   2,151,316
Common Stock (B)                                                              660 shs.   01/08/08         329,990          71,162
                                                                                                    -------------   -------------
                                                                                                        2,597,114       2,222,478
                                                                                                    -------------   -------------
E X C ACQUISITION CORPORATION
A manufacturer of pre-filled syringes and pump systems used for intravenous drug delivery.
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           22 shs.   06/28/04          77,208         225,244
                                                                                                    -------------   -------------
F C X HOLDINGS CORPORATION
A distributor of specialty/technical valves, actuators, accessories, and process instrumentation supplying a number of industrial, high purity, and energy end markets in North America.
15% Senior Subordinated Note due 2015                                    $   2,192,379   10/06/08       2,148,358       2,204,830
Preferred Stock (B)                                                         4,341 shs.   10/06/08         434,074         207,706
Common Stock (B)                                                            3,069 shs.   10/06/08           3,069            --
                                                                                                    -------------   -------------
                                                                                                        2,585,501       2,412,536
                                                                                                    -------------   -------------
F H S HOLDINGS LLC
A national provider of customized disease management services to large self-insured employers.
12% Senior Subordinated Note due 2014 (D)                                $   2,390,625   06/01/06       2,220,452       1,195,313
Limited Liability Company Units of Linden/
  FHS Holdings LLC (B)                                                        159 uts.   06/01/06         159,362            --
Common Unit Class B (B)                                                     1,386 uts.   06/01/06         122,361            --
                                                                                                    -------------   -------------
                                                                                                        2,502,175       1,195,313
                                                                                                    -------------   -------------
FLUTES, INC.
An independent manufacturer of micro fluted corrugated sheet material for the food and consumer products packaging industries.
10% Senior Secured Term Note due 2013 (D)                                $     918,385   04/13/06         904,609         229,596
14% Senior Subordinated Note due 2014 (D)                                $     555,059   04/13/06         495,635            --
                                                                                                    -------------   -------------
                                                                                                        1,400,244         229,596
                                                                                                    -------------   -------------
GOLDEN COUNTY FOODS HOLDING, INC.
A manufacturer of frozen appetizers and snacks.
16% Senior Subordinated Note due 2015                                    $   1,912,500   11/01/07       1,727,592       1,530,000
16% PIK Note due 2015                                                    $     367,165   12/31/08         300,426         293,732
8% Series A Convertible Preferred Stock, convertible into
  4.25% of the fully dilluted common shares (B)                           146,658 shs.   11/01/07         146,658            --
                                                                                                    -------------   -------------
                                                                                                        2,174,676       1,823,732
                                                                                                    -------------   -------------
H M HOLDING COMPANY
A designer, manufacturer, and importer of promotional and wood furniture.
7.5% Senior Subordinated Note due 2013 (D)                               $     685,100   10/15/09         512,231            --
Preferred Stock (B)                                                            40 shs.          *          40,476            --
Preferred Stock Series B (B)                                                2,055 shs.   10/15/09       1,536,694
Common Stock (B)                                                              340 shs.   02/10/06         340,000            --
Common Stock Class C (B)                                                      560 shs.   10/15/09            --              --
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                          126 shs.   02/10/06         116,875            --
                                                                                                    -------------   -------------
* 09/18/07 and 06/27/08.                                                                                2,546,276            --
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               17

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------

HIGHGATE CAPITAL LLC
An acquirer of controlling or substantial interests in manufacturing and marketing entities.
Series A Preferred Units (B)                                                1.19% int.   07/21/94   $     367,440   $        --
                                                                                                    -------------   -------------
HOME DeCOR HOLDING COMPANY
A designer, manufacturer and marketer of framed art and wall decor products.
12.5% Senior Subordinated Note due 2012                                  $   2,043,269          *       1,937,059       2,043,269
Common Stock (B)                                                               63 shs.          *          62,742          62,272
Warrant, exercisable until 2012, to purchase
  common stock at $.02 per share (B)                                          200 shs.          *         199,501         198,013
                                                                                                    -------------   -------------
* 06/30/04 and 08/19/04.                                                                                2,199,302       2,303,554
                                                                                                    -------------   -------------
HOSPITALITY MINTS HOLDING COMPANY
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 2016                                    $   2,075,581   08/19/08       1,920,297       1,971,802
Common Stock (B)                                                              474 shs.   08/19/08         474,419         103,677
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                          123 shs.   08/19/08         113,773          26,797
                                                                                                    -------------   -------------
                                                                                                        2,508,489       2,102,276
                                                                                                    -------------   -------------
INSURANCE CLAIMS MANAGEMENT, INC.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)                                                               69 shs.   02/27/07           2,077         154,381
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                           20 shs.   02/27/07             612          45,469
                                                                                                    -------------   -------------
                                                                                                            2,689         199,850
                                                                                                    -------------   -------------
INTERNATIONAL OFFSHORE SERVICES LLC
A leading provider of marine transportation services, platform decommissioning, and salvage services to oil and gas producers, in the shallow waters of the Gulf of Mexico.
14.25% Senior Subordinated Secured Note due 2017                         $   2,550,000   07/07/09       2,299,566       2,626,500
Limited Liability Company Unit (B)                                          3,112 uts.   07/07/09         186,684              31
                                                                                                    -------------   -------------
                                                                                                        2,486,250       2,626,531
                                                                                                    -------------   -------------
JASON, INC.
A diversified manufacturing company serving various industrial markets.
13% Senior Subordinated Note due 2010                                    $     963,687   08/04/00         848,275         240,922
Limited Partnership Interest of
  Saw Mill Capital Fund II, L.P. (B)                                        2.50% int.   08/03/00         886,470            --
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                       50,870 shs.   08/04/00         115,412            --
                                                                                                    -------------   -------------
                                                                                                        1,850,157         240,922
                                                                                                    -------------   -------------
JUSTRITE MANUFACTURING ACQUISITION CO.
A manufacturer of safety products such as storage cabinets and containers.
12% Senior Subordinated Note due 2011                                    $   1,593,750   12/15/04       1,551,608       1,593,750
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                        1,121 shs.   12/15/04         101,109         192,235
                                                                                                        1,652,717       1,785,985
K H O F HOLDINGS, INC.
A manufacturer of premium disposable tableware products serving both the foodservice and consumer channels.
14% Senior Subordinated Note due 2014                                    $   2,434,382   10/15/07       2,386,137       2,452,083
Common Stock (B)                                                          220,673 shs.   10/15/07         220,673         168,410
                                                                                                    -------------   -------------
                                                                                                        2,606,810       2,620,493
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
18

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------

K N B HOLDINGS CORPORATION
A designer, manufacturer and marketer of products for the custom framing market.
13.5% Senior Subordinated Note due 2013                                  $   2,511,688   05/25/06   $   2,390,795   $   1,255,844
Common Stock (B)                                                          134,210 shs.   05/25/06         134,210            --
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                       82,357 shs.   05/25/06          71,534            --
                                                                                                    -------------   -------------
                                                                                                        2,596,539       1,255,844
                                                                                                    -------------   -------------
K P I HOLDINGS, INC.
Pace Industries is the largest player in the U.S. non-automotive, non-ferrous die casting segment.
13% Senior Subordinated Note due 2014                                    $   2,106,522   07/16/08       1,968,368       1,579,892
Convertible Preferred Stock Series C (B)                                       55 shs.   06/30/09          55,435            --
Convertible Preferred Stock Series D (B)                                       24 shs.   09/17/09          24,476            --
Common Stock (B)                                                              443 shs.   07/15/08         443,478            --
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                          734 shs.          *          96,024            --
                                                                                                    -------------   -------------
* 07/16/08 and 09/17/09.                                                                                2,587,781       1,579,892
                                                                                                    -------------   -------------
K W P I HOLDINGS CORPORATION
A manufacturer and distributor of vinyl windows and patio doors throughout the northwestern United States.
12.75% Senior Subordinated Note due 2014                                 $   2,690,787   03/14/07       2,456,785       2,152,630
Common Stock (B)                                                              232 shs.   03/13/07         232,000            --
Warrant, exercisable until 2019, to purchase
  preferred stock at $.01 per share (B)                                       134 shs.   07/07/09            --              --
Warrant, exercisable until 2017, to purchase
  common stock at $.01 per share (B)                                          167 shs.   03/14/07         162,260            --
                                                                                                    -------------   -------------
                                                                                                        2,851,045       2,152,630
                                                                                                    -------------   -------------
K-TEK HOLDING CORPORATION
A manufacturer of instrumentation for liquid and bulk solids level detection for process and storage tanks.
14% Senior Subordinated Note due 2015                                    $   2,276,071   12/20/07       2,234,623       2,298,832
Preferred Stock (B)                                                       363,260 shs.   12/20/07         363,260         418,280
Common Stock (B)                                                          102,616 shs.   12/20/07           1,026          39,572
                                                                                                    -------------   -------------
                                                                                                        2,598,909       2,756,684
                                                                                                    -------------   -------------
L H D EUROPE HOLDING, INC.
A non-carbonated beverage dispensing company focused on the food service industry.
Common Stock (B)                                                               85 shs.   12/28/09           7,916          24,225
                                                                                                    -------------   -------------
M V I HOLDING, INC.
A manufacturer of large precision machined metal components used in equipment which services a variety of industries, including the oil & gas, mining, and defense markets.
13% Senior Subordinated Note due 2016                                    $   1,230,154   09/12/08       1,139,999       1,211,999
Common Stock (B)                                                               61 shs.   09/12/08          60,714          10,098
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                           66 shs.   09/12/08          65,571          10,906
                                                                                                    -------------   -------------
                                                                                                        1,266,284       1,233,003
                                                                                                    -------------   -------------
MAIL COMMUNICATIONS GROUP, INC.
A provider of mail processing and handling services, lettershop services, and commercial printing services.
12.5% Senior Subordinated Note due 2014                                  $     975,000   05/04/07         912,469         975,000
Limited Liability Company Unit (B)                                         24,109 uts.          *         314,464         331,330
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                        3,375 shs.   05/04/07          43,031          46,383
                                                                                                    -------------   -------------
* 05/04/07 and 01/02/08.                                                                                1,269,964       1,352,713
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               19

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
MAVERICK ACQUISITION COMPANY
A manufacturer of capsules that cover the cork and neck of wine bottles.
7.1% Senior Secured Tranche A Note due 2010 (C)                          $     275,429   09/03/04   $     275,429   $     273,814
12.5% Senior Secured Tranche B Note due 2011                             $     313,433   09/03/04         299,580         302,618
7.72% Senior Secured Revolver due 2011 (C)                               $      50,933   09/03/04          50,932          50,015
Limited Partnership Interest (B)                                            7.84% int.   09/03/04          58,769          11,933
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          425 shs.   09/03/04          39,473           8,622
                                                                                                    -------------   -------------
                                                                                                          724,183         647,002
                                                                                                    -------------   -------------
MEDSYSTEMS HOLDINGS LLC
A manufacturer of enteral feeding products, such as feeding tubes and other products related to assisted feeding.
13% Senior Subordinated Note due 2015                                    $   1,163,639   08/29/08       1,034,349       1,186,912
Preferred Unit (B) 126 uts.                                                   08/29/08                    125,519         136,820
Common Unit Class A (B)                                                     1,268 uts.   08/29/08           1,268          54,910
Common Unit Class B (B)                                                       472 uts.   08/29/08         120,064          20,431
                                                                                                    -------------   -------------
                                                                                                        1,281,200       1,399,073
                                                                                                    -------------   -------------
MEGTEC HOLDINGS, INC.
A supplier of industrial and environmental products and services to a broad array of industries.
12% Senior Subordinated Note due 2016                                    $   2,161,017   09/24/08       1,981,274       2,070,591
Preferred Stock (B)                                                           107 shs.   09/24/08         103,255          82,048
Limited Partnership Interest (B)                                            1.40% int.   09/16/08         388,983            --
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                           35 shs.   09/24/08          33,268            --
                                                                                                    -------------   -------------
                                                                                                        2,506,780       2,152,639
                                                                                                    -------------   -------------
MICROGROUP, INC.
A manufacturer of precision parts and assemblies, and a value-added supplier of metal tubing and bars.
12% Senior Subordinated Note due 2013                                    $   2,685,614          *       2,578,171       2,626,489
Common Stock (B)                                                              450 shs.          *         450,000         492,561
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                          164 shs.          *         162,974         179,489
                                                                                                    -------------   -------------
* 08/12/05 and 09/11/06.                                                                                3,191,145       3,298,539
                                                                                                    -------------   -------------
MILWAUKEE GEAR COMPANY
A manufacturer of high-precision custom gears and gear drives used by original equipment manufacturers operating in a number of industries.
13% Senior Subordinated Note due 2014                                    $   2,353,846   07/21/08       2,226,834       2,118,461
Preferred Stock (B)                                                           263 shs.   07/21/08         261,830          52,489
Common Stock (B)                                                               18 shs.   07/21/08          20,000            --
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           10 shs.   07/21/08          11,285            --
                                                                                                    -------------   -------------
                                                                                                        2,519,949       2,170,950
                                                                                                    -------------   -------------
MOMENTUM HOLDING CO.
A designer and supplier of upholstery fabric to commercial furniture manufacturers and architectural and design firms.
Limited Partnership Interest (B)                                           21.23% int.   08/04/06         106,153         239,757
Warrant, exercisable until 2014, to purchase
  common stock at $.02 per share (B)                                        1,107 shs.   08/04/06         107,109         249,919
                                                                                                    -------------   -------------
                                                                                                          213,262         489,676
                                                                                                    -------------   -------------
---------------------------------------------------------------------------------------------------------------------------------
20

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
MONESSEN HOLDING CORPORATION
A designer and manufacturer of a broad line of gas, wood, and electric hearth products and accessories.
14% Senior Subordinated Note due 2014                                    $   2,550,000   07/25/08   $   2,404,930   $   1,275,000
14% PIK Note due 2014                                                    $     792,791   07/25/08         646,821         396,395
Warrant, exercisable until 2014, to purchase
  common stock at $.02 per share (B)                                          152 shs.   03/31/06         138,125            --
                                                                                                    -------------   -------------
                                                                                                        3,189,876       1,671,395
                                                                                                    -------------   -------------
NABCO, INC.
A producer of explosive containment vessels in the United States.
14% Senior Subordinated Note due 2014                                    $     625,000   02/24/06         588,676         468,750
Limited Liability Company Unit (B)                                            825 uts.          *         825,410            --
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                          129 shs.   02/24/06          37,188            --
                                                                                                    -------------   -------------
* 02/24/06 and 06/22/07.                                                                                1,451,274         468,750
                                                                                                    -------------   -------------
NAVIS GLOBAL
A designer, manufacturer, seller and servicer of finishing machinery for the knit and woven segments of the global textile industry.
12% Senior Secured Term Note Series A due 2010                           $      73,736   11/14/08          73,736          73,736
14% Senior Subordinated Note due 2014 (D)                                $   1,338,613   05/28/04       1,155,793            --
10.75% Senior Secured Note due 2011 (D)                                  $     609,206   05/28/04         607,397         152,302
                                                                                                    -------------   -------------
                                                                                                        1,836,926         226,038
                                                                                                    -------------   -------------
NESCO HOLDINGS CORPORATION
A sales and leasing company that provides equipment to the electric utility, telecommunications, and various other industries.
12% Senior Secured Subordinated Note due 2015                            $   2,125,000   08/02/07       1,888,243       2,146,250
Common Stock (B)                                                          425,000 shs.   08/02/07         425,000         564,213
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                      119,360 shs.   08/02/07         194,257         158,458
                                                                                                    -------------   -------------
                                                                                                        2,507,500       2,868,921
                                                                                                    -------------   -------------
NETSHAPE TECHNOLOGIES, INC.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
12% Senior Subordinated Note due 2014                                    $   1,530,000   02/02/07       1,408,570       1,114,584
Limited Partnership Interest of
  Saw Mill PCG Partners LLC (B)                                             2.61% int.   02/01/07       1,019,958            --
Limited Liability Company Unit Class D of
  Saw Mill PCG Partners LLC (B)                                                15 uts.          *          15,389           7,695
Limited Liability Company Unit Class D-1 of
  Saw Mill PCG Partners LLC (B)                                                55 uts.   09/30/09          54,518          27,262
Preferred Stock Class A (B)                                                      1 sh.   12/18/08           1,370             686
Preferred Stock Class A-1 (B)                                                   5 shs.   09/30/09           4,730           2,365
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           91 shs.   02/02/07          90,830            --
                                                                                                    -------------   -------------
* 12/18/08 and 09/30/09.                                                                                2,595,365       1,152,592
                                                                                                    -------------   -------------
NORTHWEST MAILING SERVICES, INC.
A producer of promotional materials for companies that use direct mail as part of their customer retention and loyalty programs.
12% Senior Subordinated Note due 2016                                    $   2,281,579   07/09/09       1,899,712       2,371,717
Limited Partnership Interest (B)                                            2,684 uts.   07/09/09         268,421         255,000
Warrant, exercisable until 2019, to purchase
  common stock at $.01 per share (B)                                        3,498 shs.   07/09/09         349,753              35
                                                                                                    -------------   -------------
                                                                                                        2,517,886       2,626,752
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               21

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
NYLONCRAFT, INC.
A supplier of engineered plastic components for the automotive industry.
9% Senior Secured Note due 2012                                          $     812,500   01/28/02   $     812,500   $     609,375
15% Senior Subordinated Note due 2012 (D)                                $     500,000   01/28/02         473,642            --
Convertable Preferred Stock A (B)                                           1,000 shs.   01/28/02         961,637            --
Common Stock (B)                                                          312,500 shs.   01/28/02         312,500            --
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      243,223 shs.   01/28/02         162,045            --
                                                                                                    -------------   -------------
                                                                                                        2,722,324         609,375
                                                                                                    -------------   -------------
OAKRIVER TECHNOLOGY, INC.
Designs, engineers and assembles high precision automated process equipment for the medical device industry, with a focus on defibrillators and stents.
10% Senior Secured Note due 2012                                         $     141,907   01/03/06         140,993         144,668
13% Senior Subordinated Note due 2013                                    $     687,241   01/03/06         635,084         687,241
Common Stock (B)                                                          322,307 shs.   01/03/06         322,307         256,948
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                       75,378 shs.   01/03/06          62,824          60,092
                                                                                                    -------------   -------------
                                                                                                        1,161,208       1,148,949
                                                                                                    -------------   -------------
OLYMPIC SALES, INC.
A boat retailer in Washington state, Oregon, California and British Columbia.
12% Senior Subordinated Note due 2010 (D)                                $   1,022,000   08/07/98       1,022,000         153,300
12% Senior Subordinated Note due 2010 (D)                                $     307,071   02/09/00         268,283          46,061
                                                                                                    -------------   -------------
                                                                                                        1,290,283         199,361
                                                                                                    -------------   -------------
ONTARIO DRIVE & GEAR LTD.
A manufacturer of all-wheel drive, off-road amphibious vehicles and related accessories.
Limited Liability Company Unit (B)                                          3,667 uts.   01/17/06         572,115         357,487
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                          619 shs.   01/17/06         170,801          60,356
                                                                                                    -------------   -------------
                                                                                                          742,916         417,843
                                                                                                    -------------   -------------
P A S HOLDCO LLC
An independent provider of maintenance, repair and overhaul services to the aerospace gas turbine engine and airframe markets.
14% Senior Subordinated Note due 2014                                    $   2,324,243   07/03/06       2,230,549       2,347,485
Preferred Unit (B)                                                            382 uts.   07/03/06         382,150         547,893
Preferred Unit (B)                                                             69 uts.   07/03/06          68,790          98,625
Common Unit Class I (B)                                                       148 uts.   07/03/06            --           528,513
Common Unit Class L (B)                                                        31 uts.   07/03/06            --           111,689
                                                                                                    -------------   -------------
                                                                                                        2,681,489       3,634,205
                                                                                                    -------------   -------------
P I I HOLDING CORPORATION
A manufacturer of plastic film and bags for the general industrial, medical, and food industries.
12% Senior Subordinated Note due 2013                                    $   2,295,000   03/31/06       2,186,643       2,295,000
Preferred Stock (B)                                                            36 shs.   03/31/06         329,596         444,161
Common Stock (B)                                                               23 shs.   03/31/06          25,500         159,127
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                           13 shs.   03/31/06          11,122          92,564
                                                                                                    -------------   -------------
                                                                                                        2,552,861       2,990,852
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
22

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
PACIFIC CONSOLIDATED HOLDINGS LLC
A manufacturer of rugged, mobile liquid and gaseous oxygen and nitrogen generating systems used in the global defense, oil & gas, and medical sectors.
14% Senior Subordinated Note due 2012                                    $   1,331,354   04/27/07   $   1,252,064   $   1,140,696
Limited Liability Company Unit (B)                                       1,754,707 uts.  04/27/07          63,233            --
                                                                                                    -------------   -------------
                                                                                                        1,315,297       1,140,696
                                                                                                    -------------   -------------
PARADIGM PACKAGING, INC.
A manufacturer of plastic bottles and closures for the nutritional, pharmaceutical, personal care and food packaging markets.
12% Senior Subordinated Note due 2011                                    $   2,125,000   12/19/00       2,052,254       2,111,319
Membership Interests of MM/Lincap
  PPI Investments, Inc., LLC (B)                                            2.42% int.   12/21/00         265,625         241,304
                                                                                                    -------------   -------------
                                                                                                        2,317,879       2,352,623
                                                                                                    -------------   -------------
PEARLMAN ENTERPRISES, INC.
A developer and distributor of tools, equipment, and supplies to the natural and engineered stone industry.
Preferred Stock Series A (B)                                                2,334 shs.   05/22/09         111,508            --
Preferred Stock Series B (B)                                               13,334 shs.   05/22/09         547,872            --
Common Stock (B)                                                           40,540 shs.   05/22/09       1,877,208            --
                                                                                                    -------------   -------------
                                                                                                        2,536,588            --
                                                                                                    -------------   -------------
POSTLE ALUMINUM COMPANY LLC
A manufacturer and distributor of aluminum extruded products.
3% Senior Subordinated PIK Note due 2014 (D)                             $   2,198,100   10/02/06       2,014,226            --
Limited Liability Company Unit Class A                                      1,384 uts.   10/02/06         510,000            --
Limited Liability Company Unit                                                143 uts.   05/22/09          72,042          67,828
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                        8,595 shs.   10/02/06         124,644            --
                                                                                                    -------------   -------------
                                                                                                        2,720,912          67,828
                                                                                                    -------------   -------------
POWER SERVICES HOLDING COMPANY
A provider of industrial motor repair services, predictive and preventative maintenance, and performance improvement consulting, serving the petrochemical, mining, power generation, metals, and paper industries.
12% Senior Subordinated Note due 2016                                    $   2,372,093   02/11/08       2,181,466       2,329,310
Limited Partnership Interest (B)                                           23.70% int.   02/11/08         177,729          64,710
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                        1,322 shs.   02/11/08         167,588         127,531
                                                                                                    -------------   -------------
                                                                                                        2,526,783       2,521,551
                                                                                                    -------------   -------------
PRECISION WIRE HOLDING COMPANY
A manufacturer of specialty medical wires that are used in non-elective minimally invasive surgical procedures.
14.25% Senior Subordinated Note due 2016                                 $   2,550,000   11/12/09       2,288,681       2,540,179
Warrant, exercisable until 2019, to purchase
  common stock at $.01 per share (B)                                          206 shs.   11/12/09         203,944               2
                                                                                                    -------------   -------------
                                                                                                        2,492,625       2,540,181
                                                                                                    -------------   -------------
QUALIS AUTOMOTIVE LLC
A distributor of aftermarket automotive brake and chassis products.
12% Senior Subordinated Note due 2012                                    $   1,742,711   05/28/04       1,598,853       1,838,380
Common Stock (B)                                                          354,167 shs.   05/28/04         354,166         196,499
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      377,719 shs.   05/28/04         377,719         209,566
                                                                                                    -------------   -------------
                                                                                                        2,330,738       2,244,445
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               23

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
R A J MANUFACTURING HOLDINGS LLC
A designer and manufacturer of women's swimwear sold under a variety of licensed brand names.
12.5% Senior Subordinated Note due 2014                                  $   2,267,190   12/15/06   $   2,090,363   $   2,153,831
Limited Liability Company Unit (B)                                          2,828 uts.   12/15/06         282,810         133,714
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                            3 shs.   12/15/06         131,483          63,057
                                                                                                    -------------   -------------
                                                                                                        2,504,656       2,350,602
                                                                                                    -------------   -------------
R E I DELAWARE HOLDING, INC.
An engineer and manufacturer of highly complex, close tolerance components, assemblies, tooling and custom automation equipment primarily for aerospace, medical and defense/radar markets.
12% Senior Subordinated Note due 2016                                    $   2,550,000   01/18/08       2,467,911       2,565,167
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                            6 shs.   01/18/08          31,089          78,729
                                                                                                    -------------   -------------
                                                                                                        2,499,000       2,643,896
                                                                                                    -------------   -------------
ROYAL BATHS MANUFACTURING COMPANY
A manufacturer and distributor of acrylic and cultured marble bathroom products.
12.5% Senior Subordinated Note due 2011                                  $   1,062,500   11/14/03       1,021,996       1,035,195
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          140 shs.   11/14/03         122,946          41,760
                                                                                                    -------------   -------------
                                                                                                        1,144,942       1,076,955
                                                                                                    -------------   -------------
SAFETY SPEED CUT MANUFACTURING COMPANY, INC.
A manufacturer of vertical panel saws and routers for the wood working industry.
Class B Common Stock (B)                                                    1,480 shs.   06/02/99         256,212         197,881
                                                                                                    -------------   -------------
SAVAGE SPORTS HOLDING, INC.
A manufacturer of sporting firearms.
12% Senior Subordinated Note due 2012                                    $   1,538,793   09/10/04       1,483,409       1,538,447
Common Stock (B)                                                              612 shs.          *         642,937         980,094
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          134 shs.   09/10/04         113,578         213,987
                                                                                                    -------------   -------------
* 09/10/04 and 10/05/07.                                                                                2,239,924       2,732,528
                                                                                                    -------------   -------------
SENCORE HOLDING COMPANY
A designer, manufacturer, and marketer of decoders, receivers and modulators sold to broadcasters, satellite, cable and telecom operators for encoding/decoding analog and digital transmission video signals.
12.5% Senior Subordinated Note due 2014                                  $   1,765,385   01/15/09       1,549,386       1,610,351
Common Stock (B)                                                              131 shs.   01/15/09         130,769          32,693
Warrant, exercisable until 2019, to purchase
  common stock at $.01 per share (B)                                          282 shs.   01/15/09         281,604               3
                                                                                                    -------------   -------------
                                                                                                        1,961,759       1,643,047
                                                                                                    -------------   -------------
SMART SOURCE HOLDINGS LLC
A short-term computer rental company.
12% Senior Subordinated Note due 2015                                    $   2,223,076          *       2,043,496       2,167,583
Limited Liability Company Unit (B)                                            619 uts.          *         631,592         275,415
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                          157 shs.          *         164,769          69,772
                                                                                                    -------------   -------------
* 08/31/07 and 03/06/08.                                                                                2,839,857       2,512,770
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
24

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
SPARTAN FOODS HOLDING COMPANY
A manufacturer of branded pizza crusts and pancakes.
12.5% Senior Subordinated Note due 2017                                  $   1,912,500   12/15/09   $   1,647,241   $   1,905,830
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                          257 shs.   12/15/09         227,109               3
                                                                                                    -------------   -------------
                                                                                                        1,874,350       1,905,833
                                                                                                    -------------   -------------
SPECIALTY COMMODITIES, INC.
A distributor of specialty food ingredients.
13.25% Senior Subordinated Note due 2016                                 $   2,283,557   10/23/08       2,145,453       2,329,228
Common Stock (B)                                                           30,000 shs.   10/23/08         300,000         126,807
Warrant, excercisable until 2018, to purchase
  common stock at $.01 per share (B)                                       11,054 shs.   10/23/08         100,650          46,724
                                                                                                    -------------   -------------
                                                                                                        2,546,103       2,502,759
                                                                                                    -------------   -------------
STANTON CARPET HOLDING CO.
A designer and marketer of high and mid-priced decorative carpets and rugs.
12.13% Senior Subordinated Note due 2014                                 $   2,239,024   08/01/06       2,128,786       2,084,157
Common Stock (B)                                                              311 shs.   08/01/06         310,976          35,595
Warrant, exercisable until 2014, to purchase
  common stock at $.02 per share (B)                                          104 shs.   08/01/06          93,293          11,855
                                                                                                    -------------   -------------
                                                                                                        2,533,055       2,131,607
                                                                                                    -------------   -------------
SYNTERACT HOLDINGS CORPORATION
A provider of outsourced clinical trial management services to pharmaceutical and biotechnology companies.
14% Senior Subordinated Note due 2016                                    $   2,584,544   09/02/08       2,419,755       2,635,716
Redeemable Preferred Stock Series A (B)                                     1,280 shs.   09/02/08          12,523          37,361
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                       12,803 shs.   09/02/08         112,693            --
                                                                                                    -------------   -------------
                                                                                                        2,544,971       2,673,077
                                                                                                    -------------   -------------
T H I ACQUISITION, INC.
A machine servicing company providing value-added steel services to long steel products.
12% Senior Subordinated Note due 2016                                    $   2,550,000   01/14/08       2,410,946       2,422,500
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                            9 shs.   01/14/08          88,054          31,380
                                                                                                    -------------   -------------
                                                                                                        2,499,000       2,453,880
                                                                                                    -------------   -------------
TANGENT RAIL CORPORATION
A manufacturer of rail ties and provider of specialty services to the North American railroad industry.
13% Senior Subordinated Note due 2015                                    $   2,217,385   10/14/05       1,952,116       2,217,385
Common Stock (B)                                                            2,203 shs.   10/14/05           2,203       1,072,983
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                        1,192 shs.   09/30/08         568,009         580,570
                                                                                                    -------------   -------------
                                                                                                        2,522,328       3,870,938
                                                                                                    -------------   -------------
TELECORPS HOLDINGS, INC.
A provider of equipment and services to producers of television shows and motion pictures.
12.75% Senior Subordinated Note due 2016                                 $   3,176,506          *       2,785,539       3,114,737
Common Stock (B)                                                              270 shs.   09/02/09          10,994           9,895
Warrant, exercisable until 2019, to purchase
  common stock at $.01 per share (B)                                        7,906 shs.          *         327,437              79
                                                                                                    -------------   -------------
* 05/20/09 and 09/02/09.                                                                                3,123,970       3,124,711
                                                                                                    -------------   -------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               25

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
TERRA RENEWAL LLC
A provider of wastewater residual management and required environmental reporting, permitting, nutrient management planning and record keeping to companies involved in poultry and food processing.
12% Senior Subordinated Note due 2014                                    $   1,162,110          *   $   1,116,616   $     934,837
8.79% Term Note due 2012 (C)                                             $   1,369,040          *       1,364,590       1,252,291
7.75% Term Note due 2012 (C)                                             $       1,143          *           1,435           1,320
Limited Partnership Interest of
  Saw Mill Capital Fund V, LLC (B)                                          3.97% int.         **         149,176            --
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                           72 shs.   04/28/06          59,041            --
                                                                                                    -------------   -------------
* 04/28/06 and 09/13/06. ** 03/01/05 and 10/10/08.                                                      2,690,858       2,188,448
                                                                                                    -------------   -------------
TORRENT GROUP HOLDINGS, INC.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
12.5% Senior Subordinated Note due 2013                                  $   2,239,024   10/26/07       2,102,363         559,756
Series A Preferred Stock (B)                                                  414 shs.   10/26/07         414,051            --
                                                                                                    -------------   -------------
                                                                                                        2,516,414         559,756
                                                                                                    -------------   -------------
TOTAL E & S, INC.
A manufacturer of a wide variety of equipment used in the oil and gas industry.
10.5% Senior Secured Term Note due 2013                                  $     851,351   03/02/07         838,581         808,783
13% Senior Subordinated Note due 2014                                    $     598,450   03/02/07         490,608         299,225
                                                                                                    -------------   -------------
                                                                                                        1,329,189       1,108,008
                                                                                                    -------------   -------------
TRANSPAC HOLDING COMPANY
A designer, importer and wholesaler of home decor and seasonal gift products.
12% Senior Subordinated Note due 2015 (D)                                $   1,733,006   10/31/07       1,649,939       1,507,055
Common Stock (B)                                                              209 shs.   10/31/07         208,589            --
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                           94 shs.   10/31/07          87,607            --
                                                                                                    -------------   -------------
                                                                                                        1,946,135       1,507,055
                                                                                                    -------------   -------------
TRANSTAR HOLDING COMPANY
A distributor of aftermarket automotive transmission parts.
12% Senior Subordinated Note due 2014                                    $   1,734,000   08/31/05       1,682,395       1,751,340
Common Stock (B)                                                            1,078 shs.          *       1,078,450       1,337,937
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                           86 shs.   08/31/05          77,485         106,618
                                                                                                    -------------   -------------
* 08/31/05 and 04/30/07.                                                                                2,838,330       3,195,895
                                                                                                    -------------   -------------
TRANZONIC COMPANIES (THE)
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
13% Senior Subordinated Note due 2010                                    $   2,712,000   02/05/98       2,668,276       2,712,000
Common Stock (B)                                                              630 shs.   02/04/98         630,000         709,405
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                          444 shs.   02/05/98         368,832         499,962
                                                                                                    -------------   -------------
                                                                                                        3,667,108       3,921,367
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
26

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
TRUCK BODIES & EQUIPMENT INTERNATIONAL
A designer and manufacturer of accessories for heavy and medium duty trucks, primarily dump bodies, hoists, various forms of flat-bed bodies, landscape bodies and other accessories.
16% Senior Subordinated Note due 2010 (D)                                $   2,309,541          *   $   2,141,949   $     577,385
Preferred Stock Series B (B)                                                  241 shs.   10/20/08         241,172
Common Stock (B)                                                              742 shs.          *         800,860            --
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                          153 shs.          *         159,894            --
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                        1,054 shs.   10/20/08            --              --
                                                                                                    -------------   -------------
* 07/19/05 and 12/22/05.                                                                                3,343,875         577,385
                                                                                                    -------------   -------------
TRUSTILE DOORS, INC.
A manufacturer and distributor of interior doors.
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                        5,781 shs.   04/11/03          68,059         151,268
                                                                                                    -------------   -------------
U M A ENTERPRISES, INC.
An importer and wholesaler of home decor products.
15% Senior Subordinated Note due 2015                                    $   1,760,083   02/08/08       1,721,755       1,712,555
Convertible Preferred Stock (B)                                               887 shs.   02/08/08         886,956            --
                                                                                                    -------------   -------------
                                                                                                        2,608,711       1,712,555
                                                                                                    -------------   -------------
U-LINE CORPORATION
A manufacturer of high-end, built-in, undercounter ice making, wine storage and refrigeration appliances.
12.5% Senior Subordinated Note due 2012                                  $   1,882,100   04/30/04       1,789,594       1,599,785
14.5% PIK Note due 2012                                                  $     117,631   10/06/09          99,987          99,987
Common Stock (B)                                                              182 shs.   04/30/04         182,200            --
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          230 shs.   04/30/04         211,736            --
                                                                                                    -------------   -------------
                                                                                                        2,283,517       1,699,772
                                                                                                    -------------   -------------
VISIONEERING, INC.
A designer and manufacturer of tooling and fixtures for the aerospace industry.
10.5% Senior Secured Term Loan due 2013                                  $     802,941   05/17/07         790,897         790,119
13% Senior Subordinated Note due 2014                                    $     648,530   05/17/07         594,083         628,086
18% PIK Convertible Preferred Stock (B)                                    37,381 shs.   03/13/09          72,519          58,015
Common Stock (B)                                                          123,529 shs.   05/17/07         123,529            --
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                       35,006 shs.   05/17/07          55,055            --
                                                                                                    -------------   -------------
                                                                                                        1,636,083       1,476,220
                                                                                                    -------------   -------------
VITEX PACKAGING GROUP, INC.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
10% Senior Subordinated PIK Note due 2011 (D)                            $     154,545   07/19/04         136,956         146,809
5% Senior Subordinated PIK Note due 2011 (D)                             $     850,000   06/30/07         741,532         212,500
Class B Unit (B)                                                          767,881 uts.   10/29/09         348,058            --
Class C Unit (B)                                                          850,000 uts.   10/29/09         780,572            --
Limited Liability Company Unit Class A (B)                                723,465 uts.          *         433,222            --
Limited Liability Company Unit Class B (B)                                182,935 uts.   07/19/04         182,935            --
                                                                                                    -------------   -------------
* 07/19/04 and 10/29/09.                                                                                2,623,275         359,309
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               27

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A) CONTINUED                              PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
WAGGIN' TRAIN HOLDINGS LLC
A producer of premium quality meat dog treats.
14% Senior Subordinated Note due 2014                                    $   2,219,604   11/15/07   $   2,173,990   $   2,241,800
Limited Liability Company Unit Class B (B)                                    423 uts.   11/15/07         422,652         490,413
Limited Liability Company Unit Class C (B)                                    423 uts.   11/15/07            --           513,152
                                                                                                    -------------   -------------
                                                                                                        2,596,642       3,245,365
                                                                                                    -------------   -------------
WALLS INDUSTRIES, INC.
A provider of branded workwear and sporting goods apparel.
Limited Partnership Interest (B)                                            0.40% int.   07/12/04           3,728            --
Common Stock (B)                                                            4,028 shs.   12/21/07            --              --
                                                                                                    -------------   -------------
                                                                                                            3,728            --
                                                                                                    -------------   -------------
WELLBORN FOREST HOLDING CO.
A manufacturer of semi-custom kitchen and bath cabinetry.
14.13% Senior Subordinated Note due 2014                                 $   1,721,250   11/30/06       1,621,114       1,463,063
Common Stock (B)                                                              191 shs.   11/30/06         191,250            --
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           95 shs.   11/30/06          86,493            --
                                                                                                    -------------   -------------
                                                                                                        1,898,857       1,463,063
                                                                                                    -------------   -------------
WORKPLACE MEDIA HOLDING CO.
A direct marketer specializing in providing advertisers with access to consumers in the workplace.
13% Senior Subordinated Note due 2015                                    $   1,159,196   05/14/07       1,069,760       1,068,576
Limited Partnership Interest (B)                                           23.16% int.   05/14/07         115,804            --
Warrant, exercisable until 2015, to purchase
  common stock at $.02 per share (B)                                           88 shs.   05/14/07          83,462            --
                                                                                                    -------------   -------------
                                                                                                        1,269,026       1,068,576
                                                                                                    -------------   -------------
XALOY SUPERIOR HOLDINGS, INC.
A provider of melt processing components and ancillary equipment for both plastic injection molding and extrusion applications.
15% Senior Subordinated Note due 2015 (D)                                $   2,322,844   09/08/08       2,272,887       1,161,422
Common Stock (B)                                                              283 shs.   09/08/08         283,333            --
                                                                                                    -------------   -------------
                                                                                                        2,556,220       1,161,422
                                                                                                    -------------   -------------
TOTAL PRIVATE PLACEMENT INVESTMENTS (E) (F)                                                           212,746,601     179,833,791
                                                                                                    -------------   -------------















---------------------------------------------------------------------------------------------------------------------------------
28

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                                       SHARES OR
                                                             INTEREST      DUE         PRINCIPAL                        MARKET
CORPORATE RESTRICTED SECURITIES:(A) (Continued)                RATE        DATE         AMOUNT           COST            VALUE
                                                              ------     --------    ------------    ------------    ------------
RULE 144A SECURITIES - 5.78%:(A)
BONDS -- 5.74%
ACCO Brands Corporation                                       10.625%    03/15/15    $    100,000    $     98,550    $    109,750
Advanced Micro Devices, Inc.                                   8.125     12/15/17         750,000         714,024         746,250
American Tire Distributor (C)                                  6.540     04/01/12       1,000,000         950,000         830,000
Appleton Papers, Inc.                                         11.250     12/15/15         303,000         300,000         256,414
Cemex Finance LLC                                              9.500     12/14/16         375,000         393,239         386,588
Cenveo Corporation                                            10.500     08/15/16         100,000         100,000         102,500
Clear Channel Worldwide Holdings, Inc.                         9.250     12/15/17         750,000         750,000         772,500
Compucom Systems, Inc.                                        12.500     10/01/15       1,330,000       1,292,771       1,353,275
Cricket Communications, Inc.                                   9.375     11/01/14         750,000         754,998         753,750
Douglas Dynamics LLC (F)                                       7.750     01/15/12       1,010,000         954,470         949,400
Easton-Bell Sports, Inc.                                       9.750     12/01/16         320,000         328,438         331,600
G F S I, Inc. (C)                                             10.500     06/01/11         715,000         685,658         530,888
Gannett Company, Inc.                                          9.375     11/15/17         125,000         123,228         129,063
Great Atlantic & Pacific Tea Co.                              11.375     08/01/15          75,000          73,132          78,938
H C A, Inc.                                                    9.875     02/15/17          35,000          33,920          38,588
Harrah's Operating Escrow LLC                                 11.250     06/01/17         325,000         313,250         343,688
Headwaters, Inc.                                              11.375     11/01/14         500,000         520,033         522,500
J D A Software Group, Inc.                                     8.000     12/15/14          75,000          74,241          77,063
JohnsonDiversey, Inc.                                          8.250     11/15/19         100,000          99,170         100,875
MGM Mirage, Inc.                                              10.375     05/15/14          45,000          43,855          48,825
MGM Mirage, Inc.                                              11.125     11/15/17          75,000          73,096          83,063
Packaging Dynamics Corporation of America                     10.000     05/01/16       1,200,000       1,194,891         901,500
Pinnacle Foods Finance LLC                                     9.250     04/01/15          75,000          75,000          76,125
SandRidge Energy, Inc.                                         8.000     06/01/18         360,000         364,056         353,700
SandRidge Energy, Inc.                                         8.750     01/15/20         750,000         744,973         750,000
Sinclair Television Group, Inc.                                9.250     11/01/17         425,000         413,543         442,000
Trimas Corporation                                             9.750     12/15/17          75,000          73,495          73,875
Tunica-Biloxi Gaming Authority                                 9.000     11/15/15       1,075,000       1,099,500         968,844
Viasystems, Inc.                                              12.000     01/15/15         175,000         168,513         187,250
                                                                                                     ------------    ------------
TOTAL BONDS                                                                                            12,810,044      12,298,812
                                                                                                     ------------    ------------
CONVERTIBLE PREFERRED STOCK -- 0.00%
ETEX Corporation (B)                                                                          777             716            --
                                                                                                     ------------    ------------
TOTAL CONVERTIBLE PREFERRED STOCK                                                                             716            --
                                                                                                     ------------    ------------
PREFERRED STOCK -- 0.04%
General Motors Acceptance Corporation, Inc.                                                   143          45,009          94,255
TherOX, Inc. (B)                                                                              103           4,131            --
                                                                                                     ------------    ------------
TOTAL PREFERRED STOCK                                                                                      49,140          94,255
                                                                                                     ------------    ------------
COMMON STOCK -- 0.00%
Nortek, Inc.                                                                                  175               1           6,125
Touchstone Health Partnership (B)                                                           1,168           4,254            --
                                                                                                     ------------    ------------
TOTAL COMMON STOCK                                                                                          4,255           6,125
                                                                                                     ------------    ------------
TOTAL RULE 144A SECURITIES                                                                             12,864,155      12,399,192
                                                                                                     ------------    ------------
TOTAL CORPORATE RESTRICTED SECURITIES                                                                $225,610,756    $192,232,983
                                                                                                     ------------    ------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               29

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                             INTEREST      DUE         PRINCIPAL                        MARKET
CORPORATE PUBLIC SECURITIES -- 17.87%: (A)                     RATE        DATE         AMOUNT           COST            VALUE
                                                              ------     --------    ------------    ------------    ------------
BONDS -- 16.95%
A M C Entertainment, Inc.                                     11.000%    02/01/16    $  1,315,000    $  1,321,271    $  1,374,175
Activant Solutions, Inc.                                       9.500     05/01/16         150,000         150,000         141,563
Affinia Group, Inc.                                            9.000     11/30/14          50,000          48,500          48,500
American Axle & Manufacturing Holding, Inc.                    7.875     03/01/17         750,000         598,125         633,750
Aramark Corporation (C)                                        3.781     02/01/15         200,000         200,000         183,000
Atlas Pipeline Partners                                        8.125     12/15/15         250,000         206,875         221,250
Bally Total Fitness Holdings Corporation (F)                  14.000     10/01/13         104,062          74,053              10
Basic Energy Services                                          7.125     04/15/16         225,000         225,000         187,313
Berry Plastics Corporation                                     8.875     09/15/14         500,000         460,000         486,250
Berry Plastics Corporation (C)                                 5.034     02/15/15         500,000         476,908         456,875
Boyd Gaming Corporation                                        6.750     04/15/14         150,000         137,250         135,188
Boyd Gaming Corporation                                        7.125     02/01/16         200,000         173,000         174,000
Brigham Exploration Co.                                        9.625     05/01/14       1,200,000       1,167,903       1,197,000
Cenveo Corporation                                             7.875     12/01/13       1,300,000       1,192,500       1,202,500
Chaparral Energy, Inc.                                         8.875     02/01/17       1,500,000       1,491,780       1,323,750
Denbury Resources, Inc.                                        9.750     03/01/16          50,000          46,730          53,375
Dynegy Holdings, Inc.                                          7.750     06/01/19         830,000         564,400         720,025
Ford Motor Credit Co.                                          7.500     08/01/12         100,000          92,575         100,846
Ford Motor Credit Co.                                          8.000     06/01/14         275,000         229,904         283,938
Gencorp, Inc.                                                  9.500     08/15/13         259,000         259,000         259,648
Goodyear Tire & Rubber Co.                                    10.500     05/15/16         100,000          96,111         110,500
Great Lakes Dredge & Dock Corporation                          7.750     12/15/13       1,000,000         948,750         995,000
Hawker Beechcraft Acquisition Co.                              9.750     04/01/17       1,000,000       1,007,745         620,000
Inergy LP                                                      8.250     03/01/16         470,000         479,988         477,050
Intelsat Bermuda Ltd.                                          9.250     06/15/16       1,365,000       1,407,945       1,344,525
Interline Brands, Inc.                                         8.125     06/15/14       1,300,000       1,291,107       1,306,500
Interpublic Group of Companies                                10.000     07/15/17          75,000          73,552          83,250
Kar Holdings, Inc.                                             8.750     05/01/14          50,000          50,000          51,563
Liberty Media Corporation                                      5.700     05/15/13       1,000,000         951,610         952,500
Manitowoc Company, Inc.                                        7.125     11/01/13         200,000         200,000         188,000
Mariner Energy, Inc.                                          11.750     06/30/16         160,000         155,623         178,400
Markwest Energy Operating Co.                                  6.875     11/01/14         950,000         930,563         907,250




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

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                             INTEREST      DUE         PRINCIPAL                        MARKET
CORPORATE PUBLIC SECURITIES:(A) (Continued)                    RATE        DATE         AMOUNT           COST            VALUE
                                                              ------     --------    ------------    ------------    ------------
BONDS, CONTINUED
Markwest Energy Operating Co.                                  6.875%    11/01/14    $     70,000    $     55,578    $     66,150
Markwest Energy Operating Co.                                  8.750     04/15/18         125,000         123,979         128,750
Michaels Stores, Inc.                                         11.375     11/01/16         750,000         776,719         789,375
Navistar International Corporation                             8.250     11/01/21         625,000         618,590         639,844
Newark Group, Inc.                                             9.750     03/15/14         850,000         796,863         415,438
Nortek, Inc.                                                  11.000     12/01/13         175,000         174,924         182,875
North American Energy Partners                                 8.750     12/01/11       1,165,000       1,170,800       1,165,000
Owens Corning, Inc.                                            9.000     06/15/19          55,000          54,112          61,600
Polypore, Inc.                                                 8.750     05/15/12       1,460,000       1,410,050       1,452,700
Pregis Corporation                                            12.375     10/15/13       1,000,000         981,490         968,750
Quebecor Media, Inc.                                           7.750     03/15/16       1,050,000         978,235       1,047,375
RailAmerica, Inc.                                              9.250     07/01/17         270,000         259,412         287,213
Rental Service Corporation                                     9.500     12/01/14         500,000         484,112         500,625
Sabre Holdings Corporation                                     8.350     03/15/16         500,000         455,000         455,625
Seneca Gaming Corporation                                      7.250     05/01/12         500,000         477,500         487,500
Sheridan Acquisition Corporation                              10.250     08/15/11         375,000         370,001         350,156
Speedway Motorsports, Inc.                                     8.750     06/01/16          70,000          67,898          73,850
Stanadyne Corporation                                         10.000     08/15/14       1,500,000       1,500,000       1,365,000
Stewart & Stevenson LLC                                       10.000     07/15/14       1,465,000       1,492,731       1,362,450
T X U Energy Company LLC                                      10.250     11/01/15       1,250,000       1,260,666       1,012,500
Teck Resources Ltd.                                           10.750     05/15/19          65,000          61,829          77,675
Tekni-Plex, Inc.                                               8.750     11/15/13         650,000         653,780         478,563
Tenneco, Inc.                                                  8.125     11/15/15       1,100,000         540,000       1,112,375
Texas Industries, Inc.                                         7.250     07/15/13          70,000          70,000          68,775
Ticketmaster Entertainment, Inc.                              10.750     07/28/16         500,000         500,000         538,750
Titan International, Inc.                                      8.000     01/15/12       1,070,000       1,062,100       1,048,600
Tube City IMS Corporation                                      9.750     02/01/15       1,500,000       1,482,506       1,449,375
United Components, Inc.                                        9.375     06/15/13       1,080,000       1,080,031       1,042,200
United Rentals, Inc.                                          10.875     06/15/16         125,000         121,479         135,933
Videotron, Ltd.                                                9.125     04/15/18          40,000          39,373          44,000
Waste Services, Inc.                                           9.500     04/15/14       1,100,000       1,116,085       1,149,500
                                                                                                     ------------    ------------
TOTAL BONDS                                                                                            36,944,611      36,356,016
                                                                                                     ------------    ------------

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

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                                       SHARES OR
                                                             INTEREST      DUE         PRINCIPAL                        MARKET
CORPORATE PUBLIC SECURITIES:(A) (Continued)                    RATE        DATE         AMOUNT           COST            VALUE
                                                              ------     --------    ------------    ------------    ------------
COMMON STOCK -- 0.90%
Chase Packaging Corporation (B)                                                             9,541    $       --      $      1,431
CKX, Inc. (B)                                                                              97,500         784,875         513,825
Directed Electronics, Inc. (B)                                                            368,560       1,856,534         171,380
El Paso Corporation (B)                                                                    65,000         808,362         638,950
ITC^DeltaCom, Inc. (B)                                                                    178,666       1,563,328         330,532
Intrepid Potash, Inc. (B)                                                                     365          11,680          10,647
Rue21, Inc. (B)                                                                               650          12,350          18,259
Supreme Industries, Inc.                                                                  125,116         267,319         247,730
                                                                                                     ------------    ------------
TOTAL COMMON STOCK                                                                                      5,304,448       1,932,754
                                                                                                     ------------    ------------
Convertible Bonds - 0.02%
Citadel Broadcasting Corporation                               4.000%    02/15/11    $    583,000         452,554          37,895
                                                                                                     ------------    ------------
TOTAL CONVERTIBLE BONDS                                                                                   452,554          37,895
                                                                                                     ------------    ------------

TOTAL CORPORATE PUBLIC SECURITIES                                                                    $ 42,701,613    $ 38,326,665
                                                                                                     ------------    ------------

TOTAL INVESTMENTS                                             107.52%                                $268,312,369    $230,559,648
                                                              ------                                 ------------    ------------
  Other Assets                                                  9.52                                                   20,420,149
  Liabilities                                                 (17.04)                                                 (36,542,843)
                                                              ------                                                 ------------
TOTAL NET ASSETS                                              100.00%                                                $214,436,954
                                                              ======                                                 ============

(A) In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B) Non-income producing security.
(C) Variable rate security; rate indicated is as of 12/31/09.
(D) Defaulted security; interest not accrued.
(E) Illiquid securities. At December 31, 2009, the value of these securities amounted to $179,833,791 or 83.87% of net assets.
(F) Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
PIK - Payment-in-kind










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

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value                                                          Market Value
                                                ------------                                                          ------------
AEROSPACE - 3.96%                                                     CONSUMER PRODUCTS - 8.38%
A E Company, Inc.                               $  3,130,020          Aero Holdings, Inc.                             $  2,996,301
Gencorp, Inc.                                        259,648          Bravo Sports Holding Corporation                   2,314,563
P A S Holdco LLC                                   3,634,205          Custom Engineered Wheels, Inc.                     2,542,461
Visioneering, Inc.                                 1,476,220          Easton-Bell Sports, Inc.                             331,600
                                                ------------          G F S I, Inc.                                        530,888
                                                   8,500,093          JohnsonDiversey, Inc.                                100,875
                                                ------------          K N B Holdings Corporation                         1,255,844
AUTOMOBILE - 5.36%                                                    Kar Holdings, Inc.                                    51,563
American Tire Distributor                            830,000          Momentum Holding Co.                                 489,676
American Axle & Manufacturing Holding, Inc.          633,750          R A J Manufacturing Holdings LLC                   2,350,602
Goodyear Tire & Rubber Co.                           110,500          Royal Baths Manufacturing Company                  1,076,955
Jason, Inc.                                          240,922          The Tranzonic Companies                            3,921,367
Nyloncraft, Inc.                                     609,375          Walls Industries, Inc.                                  --
Ontario Drive & Gear Ltd.                            417,843                                                          ------------
Qualis Automotive LLC                              2,244,445                                                            17,962,695
Tenneco, Inc.                                      1,112,375                                                          ------------
Titan International, Inc.                          1,048,600          CONTAINERS, PACKAGING & GLASS - 4.60%
Transtar Holding Company                           3,195,895          Berry Plastics Corporation                           943,125
United Components, Inc.                            1,042,200          Chase Packaging Corporation                            1,431
                                                ------------          Flutes, Inc.                                         229,596
                                                  11,485,905          Maverick Acquisition Company                         647,002
                                                ------------          P I I Holding Corporation                          2,990,852
BEVERAGE, DRUG & FOOD - 3.98%                                         Packaging Dynamics Corporation of America            901,500
Aramark Corporation                                  183,000          Paradigm Packaging, Inc.                           2,352,623
Golden County Foods Holding, Inc.                  1,823,732          Pregis Corporation                                   968,750
Hospitality Mints Holding Company                  2,102,276          Tekni-Plex, Inc.                                     478,563
L H D Europe Holding, Inc                             24,225          Vitex Packaging Group, Inc.                          359,309
Spartan Foods Holding Company                      1,905,833                                                          ------------
Specialty Commodities, Inc.                        2,502,759                                                             9,872,751
                                                ------------                                                          ------------
                                                   8,541,825          DISTRIBUTION - 1.82%
                                                ------------          Duncan Systems, Inc.                               1,487,129
BROADCASTING & ENTERTAINMENT - 1.84%                                  F C X Holdings Corporation                         2,412,536
Citadel Broadcasting Corporation                      37,895                                                          ------------
Clear Channel Worldwide Holdings, Inc.               772,500                                                             3,899,665
CKX, Inc.                                            513,825                                                          ------------
Interpublic Group of Companies                        83,250          DIVERSIFIED/CONGLOMERATE, MANUFACTURING - 8.23%
Liberty Media Corporation                            952,500          A H C Holding Company, Inc.                        2,781,245
Sinclair Television Group, Inc.                      442,000          Activant Solutions, Inc.                             141,563
Speedway Motorsports, Inc.                            73,850          Arrow Tru-Line Holdings, Inc.                      1,468,334
Workplace Media Holding Co.                        1,068,576          C D N T, Inc.                                      1,366,398
                                                ------------          Douglas Dynamics LLC                                 949,400
                                                   3,944,396          Great Lakes Dredge & Dock Corporation                995,000
                                                ------------          Headwaters, Inc.                                     522,500
BUILDINGS & REAL ESTATE - 1.13%                                       K P I Holdings, Inc.                               1,579,892
K W P I Holdings Corporation                       2,152,630          MEGTEC Holdings, Inc.                              2,152,639
Owens Corning, Inc.                                   61,600          Milwaukee Gear Company                             2,170,950
Texas Industries, Inc.                                68,775          Nortek, Inc.                                         189,000
TruStile Doors, Inc.                                 151,268          Polypore, Inc.                                     1,452,700
                                                ------------          Postle Aluminum Company LLC                           67,828
                                                   2,434,273          Trimas Corporation                                    73,875
                                                ------------          Truck Bodies & Equipment International               577,385
CHEMICAL, PLASTICS & RUBBER - 0.37%                                   Xaloy Superior Holdings, Inc.                      1,161,422
Capital Specialty Plastics, Inc.                     795,663                                                          ------------
                                                ------------                                                            17,650,131
                                                     795,663                                                          ------------
                                                ------------

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

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value                                                          Market Value
                                                ------------                                                          ------------
DIVERSIFIED/CONGLOMERATE, SERVICE - 12.10%                            K H O F Holdings, Inc.                          $  2,620,493
ACCO Brands Corporation                         $    109,750          Monessen Holding Corporation                       1,671,395
A W X Holdings Corporation                         1,349,664          Stanton Carpet Holding Co.                         2,131,607
Advanced Technologies Holdings                     2,602,531          Transpac Holdings Company                          1,507,055
Affinia Group, Inc.                                   48,500          U M A Enterprises, Inc.                            1,712,555
Apex Analytix Holding Corporation                  1,969,920          U-Line Corporation                                 1,699,772
A S C Group, Inc.                                  2,554,999          Wellborn Forest Holding Co.                        1,463,063
Clough, Harbour, and Associates                    2,711,148                                                          ------------
Crane Rental Corporation                           2,588,062                                                            19,509,342
Diversco, Inc./DHI Holdings, Inc.                  1,643,701                                                          ------------
Dwyer Group, Inc.                                  1,506,615          LEISURE, AMUSEMENT, ENTERTAINMENT - 3.21%
Insurance Claims Management, Inc.                    199,850          A M C Entertainment, Inc.                          1,374,175
Interline Brands, Inc.                             1,306,500          Bally Total Fitness Holding Corporation                   10
Mail Communications Group, Inc.                    1,352,713          Boyd Gaming Corporation                              309,188
Nesco Holdings Corporation                         2,868,921          Harrah's Operating Escrow LLC                        343,688
Northwest Mailing Services, Inc.                   2,626,752          MGM Mirage, Inc.                                     131,888
Pearlman Enterprises, Inc.                              --            Savage Sports Holding, Inc.                        2,732,528
Sabre Holdings Corporation                           455,625          Seneca Gaming Corporation                            487,500
Videotron, Ltd.                                       44,000          Ticketmaster Entertainment, Inc.                     538,750
                                                ------------          Tunica-Biloxi Gaming Authority                       968,844
                                                  25,939,251                                                          ------------
                                                ------------                                                             6,886,571
ELECTRONICS - 0.64%                                                                                                   ------------
Connecticut Electric, Inc.                         1,196,977          MACHINERY - 10.03%
Directed Electronics, Inc.                           171,380          A S A P Industries LLC                             1,568,237
                                                ------------          Davis-Standard LLC                                 2,676,991
                                                   1,368,357          E S P Holdco, Inc.                                 2,222,478
                                                ------------          K-Tek Holdings Corporation                         2,756,684
FARMING & AGRICULTURE - 1.51%                                         M V I Holding, Inc.                                1,233,003
Waggin' Train Holdings LLC                         3,245,365          Manitowoc Company, Inc.                              188,000
                                                ------------          Navis Global                                         226,038
                                                   3,245,365          NetShape Technologies, Inc.                        1,152,592
                                                ------------          Pacific Consolidated Holdings LLC                  1,140,696
FINANCIAL SERVICES - 0.69%                                            Power Services Holding Company                     2,521,551
Cemex Finance LLC                                    386,588          R E I Delaware Holding, Inc.                       2,643,896
Ford Motor Credit Co.                                384,784          Safety Speed Cut Manufacturing Company, Inc.         197,881
General Motors Acceptance Corporation, Inc.           94,255          Stanadyne Corporation                              1,365,000
Hawker Beechcraft Acquisition Co.                    620,000          Stewart & Stevenson LLC                            1,362,450
Highgate Capital LLC                                    --            Supreme Industries, Inc.                             247,730
                                                ------------                                                          ------------
                                                   1,485,627                                                            21,503,227
                                                ------------                                                          ------------
HEALTHCARE, EDUCATION & CHILDCARE - 3.66%                             MEDICAL DEVICES/BIOTECH - 4.65%
American Hospice Management Holding LLC            3,934,269          Coeur, Inc.                                        1,367,133
F H S Holdings LLC                                 1,195,313          E X C Acquisition Corporation                        225,244
H C A, Inc.                                           38,588          ETEX Corporation                                        --
Synteract Holdings Corporation                     2,673,077          MedSystems Holdings LLC                            1,399,073
Touchstone Health Partnership                           --            MicroGroup, Inc.                                   3,298,539
                                                ------------          OakRiver Technology, Inc.                          1,148,949
                                                   7,841,247          Precision Wire Holding Company                     2,540,181
                                                ------------          TherOX, Inc.                                            --
HOME & OFFICE FURNISHINGS, HOUSEWARES,                                                                                ------------
AND DURABLE CONSUMER PRODUCTS - 9.10%                                                                                    9,979,119
Connor Sport Court International, Inc.             2,613,863                                                          ------------
H M Holding Company                                     --
Home Decor Holding Company                         2,303,554
Justrite Manufacturing Acquisition Co.             1,785,985

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

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value                                                          Market Value
                                                ------------                                                          ------------
MINING, STEEL, IRON & NON PRECIOUS METALS - 1.86%                     TELECOMMUNICATIONS - 3.20%
T H I Acquisition, Inc.                         $  2,453,880          All Current Holding Company                     $  1,302,834
Teck Resources Ltd.                                   77,675          Cricket Communications, Inc.                         753,750
Tube City IMS Corporation                          1,449,375          Intelsat Bermuda Ltd.                              1,344,525
                                                ------------          ITC^DeltaCom, Inc.                                   330,532
                                                   3,980,930          Telecorps Holdings, Inc.                           3,124,711
                                                ------------                                                          ------------
NATURAL RESOURCES - 1.25%                                                                                                6,856,352
Appleton Papers, Inc.                                256,414                                                          ------------
Cenveo Corporation                                 1,305,000          TRANSPORTATION - 2.46%
Intrepid Potash, Inc.                                 10,647          NABCO, Inc.                                          468,750
SandRidge Energy, Inc.                             1,103,700          Navistar International Corporation                   639,844
                                                ------------          RailAmerica, Inc.                                    287,213
                                                   2,675,761          Tangent Rail Corporation                           3,870,938
                                                ------------                                                          ------------
OIL & GAS - 3.76%                                                                                                        5,266,745
Atlas Pipeline Partners                              221,250                                                          ------------
Basic Energy Services                                187,313          UTILITIES - 1.84%
Brigham Exploration Co.                            1,197,000          Dynegy Holdings, Inc.                                720,025
Chaparral Energy, Inc.                             1,323,750          El Paso Corporation                                  638,950
Denbury Resources, Inc.                               53,375          Inergy LP                                            477,050
International Offshore Services LLC                2,626,531          Markwest Energy Operating Co.                      1,102,150
Mariner Energy, Inc.                                 178,400          T X U Energy Company LLC                           1,012,500
North American Energy Partners                     1,165,000                                                          ------------
Total E & S, Inc.                                  1,108,008                                                             3,950,675
                                                ------------                                                          ------------
                                                   8,060,627          WASTE MANAGEMENT / POLLUTION - 1.82%
                                                ------------          Terra Renewal LLC                                  2,188,448
PHARMACEUTICALS - 1.29%                                               Torrent Group Holdings, Inc.                         559,756
CorePharma LLC                                     2,765,048          Waste Services, Inc.                               1,149,500
                                                ------------                                                          ------------
                                                   2,765,048                                                             3,897,704
                                                ------------                                                          ------------
PUBLISHING/PRINTING - 0.90%                                           TOTAL INVESTMENTS - 107.52%                     $230,559,648
Gannett Company, Inc.                                129,063                                                          ============
Newark Group, Inc.                                   415,438
Quebecor Media, Inc.                               1,047,375
Sheridan Acquisition Corporation                     350,156
                                                ------------
                                                   1,942,032
                                                ------------
RETAIL STORES - 0.84%
Great Atlantic & Pacific Tea Co.                      78,938
Michaels Stores, Inc.                                789,375
Olympic Sales, Inc.                                  199,361
Pinnacle Foods Finance LLC                            76,125
Rental Service Corporation                           500,625
Rue21, Inc.                                           18,259
United Rentals, Inc.                                 135,933
                                                ------------
                                                   1,798,616
                                                ------------
TECHNOLOGY - 3.04%
Advanced Micro Devices, Inc.                         746,250
Compucom Systems, Inc.                             1,353,275
J D A Software Group, Inc.                            77,063
Sencore Holding Company                            1,643,047
Smart Source Holdings LLC                          2,512,770
Viasystems, Inc.                                     187,250
                                                ------------
                                                   6,519,655
                                                ------------



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

MASSMUTUAL CORPORATE INVESTORS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

1. HISTORY
   MassMutual Corporate Investors (the "Trust") commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

   The Trust is a diversified closed-end management investment company. Babson Capital Management LLC ("Babson Capital"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield and at the same time offering an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations with equity features such as common stock, warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may temporarily invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

   On January 27,1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust ("MMCI Subsidiary Trust") for the purpose of holding certain investments. The results of MMCI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the federal tax consequences of the MMCI Subsidiary Trust.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America.

   A. VALUATION OF INVESTMENTS:
      Valuation of a security in the Trust's portfolio is made on the basis of market price whenever market quotations are readily available and all securities of the same class held by the Trust can be readily sold in such market.

      Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants attached to such securities will be subject to legal or contractual delays in, or restrictions on, resale and will therefore be "restricted securities." Generally speaking, as contrasted with open-market sales of unrestricted securities which may be effected immediately if the market is adequate, restricted securities can be sold only in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"), or pursuant to a transaction that is exempt from registration under the 1933 Act.

      The value of restricted securities, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Trust's Board of Trustees (the "Trustees"). Each restricted security is valued by the Trustees at the time of its acquisition and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Among the factors ordinarily considered are the existence of restrictions upon the sale of a security held by the Trust; an estimate of the existence and the extent of a market for the security; the extent of any discount at which the security was acquired; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; in the case of a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available for purchase; the proportion of the issue held by the Trust; changes in the financial condition and prospects of the issuer; the existence of merger proposals or tender offers affecting the

                                                  MASSMUTUAL CORPORATE INVESTORS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

      issuer; and any other factors affecting fair value, all in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

      When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in determining any discount, including the filing of a registration statement for such securities under the 1933 Act and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

      The Trustees meet at least once each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In making valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the relevant factors referred to above. Babson Capital has agreed to provide such reports to the Trust at least quarterly.

      The consolidated financial statements include private placement restricted securities valued at $179,833,791 (83.87% of net assets) as of December 31, 2009 whose values have been estimated by the Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

      The values for Rule 144A restricted securities and corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of December 31, 2009, subject to discount where appropriate, and are approved by the Trustees.

      Short-term securities with more than sixty days to maturity are valued at fair value and short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

      In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America ("U.S. GAAP"), the Trust discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

      Level 1: quoted prices in active markets for identical securities

      Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

      Level 3: significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

      The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

      The following is a summary of the inputs used to value the Trust's net assets as of December 31, 2009:

   ASSETS:                    TOTAL       LEVEL 1       LEVEL 2       LEVEL 3
   -----------------------------------------------------------------------------
   Restricted Securities  $192,232,983   $      --    $11,449,792  $180,783,191

   Public Securities        38,326,665    1,932,754    36,393,901            10

   Short-term Securities           --           --            --            --
   -----------------------------------------------------------------------------
   TOTAL                  $230,559,648   $1,932,754   $47,843,693  $180,783,201
   -----------------------------------------------------------------------------

MASSMUTUAL CORPORATE INVESTORS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009


      Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

                        Restricted       Public       Short-term
   Assets:              Securities     Securities     Securities      Total
   -----------------------------------------------------------------------------
   Beginning
   balance at
   12/31/2008          $182,799,290     $    260        $    --    $182,799,550

   Total gains or
   losses (realized/
   unrealized)
   included in
   earnings*            (15,529,769)        (250)            --     (15,530,019)

   Purchases, sales,
   issuances &
   settlements (net)     13,513,670          --              --      13,513,670

   Transfers in and/or
   out of Level 3               --           --              --             --
   -----------------------------------------------------------------------------
   ENDING BALANCE
   AT 12/31/2009       $180,783,191     $     10        $    --    $180,783,201
   -----------------------------------------------------------------------------

   *The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to Level 3 assets still held at 12/31/09 is $(21,466,374).

   B. ACCOUNTING FOR INVESTMENTS:
      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

      Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

   C. USE OF ESTIMATES:
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   D. FEDERAL INCOME TAXES:
      The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon or distribute all or a portion of such net gains. For the year ended December 31, 2009, the Trust did not have any realized taxable long-term capital gain.

      The Trust is taxed as a regulated investment company and is therefore limited as to the amount of nonqualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The MMCI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

      Net investment income and net realized gains or losses of the Trust as presented under accounting principles generally accepted in the United States of America may differ from distributable taxable earnings due to earnings from the MMCI Subsidiary Trust as well as certain permanent and temporary differences in the recognition of income and realized gains or losses on certain investments. Permanent differences will result in reclassifications to the capital accounts. In 2009, the Trust increased undistributed net investment income and decreased additional paid in capital by a total of $128,687 to more accurately display the Trust's capital financial position on a tax-basis in accordance with accounting principles generally accepted in the United States of America. These re-classifications had no impact on net asset value.

                                                  MASSMUTUAL CORPORATE INVESTORS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009


      The MMCI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the MMCI Subsidiary Trust, all of the MMCI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. For the year ended December 31, 2009, the MMCI Subsidiary Trust has accrued income tax expense of $42,167.

      Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of December 31, 2009, the MMCI Subsidiary Trust has a deferred tax liability of $165,290.

      Beginning with the 2009 annual financial statements, the Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust's financial position and results of operations for the year ended December 31, 2009.

   E. DISTRIBUTIONS TO SHAREHOLDERS:
      The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.

      As of December 31, 2009, the components of distributable earnings on a tax basis included $2,315,840 of undistributed ordinary income and $1,198,988 of a net realized capital loss carry forward. The loss carry forward will expire on December 31, 2016. Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

      The difference between net taxable undistributed earnings to GAAP is $318,674 comprised of various timing differences.

      The tax character of distributions declared during the years ended December 31, 2009 and 2008 was as follows:

      DISTRIBUTIONS PAID FROM:                        2009           2008
                                                 ---------------------------
        Ordinary Income                          $ 20,168,880   $ 20,078,868

   F. EXPENSE REDUCTION:
      Citibank, N.A. ("Citibank") serves as custodian to the Trust. Pursuant to the custodian agreement, Citibank receives a fee reduced by credits on cash balances the Trust maintains with Citibank. All credit balances, if any, used to reduce the Trust's custodian fees are reported as fees paid indirectly on the Statement of Operations. For the year ended December 31, 2009, there were no credit balances used to reduce custodian fees.

3. INVESTMENT SERVICES CONTRACT

   A. SERVICES:
      Under an Investment Services Contract (the "Contract") with the Trust, Babson Capital agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Babson Capital also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

MASSMUTUAL CORPORATE INVESTORS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009


   B. FEE:
      For its services under the Contract, Babson Capital is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approved the valuation of the Trust's net assets as of such day.

4. SENIOR SECURED INDEBTEDNESS

   A. NOTE PAYABLE:
      MassMutual holds the Trust's $30,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust on November 15, 2007. The Note, is due November 15, 2017 and accrues interest at 5.28% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the year ended December 31, 2009, the Trust incurred total interest expense on the Note of $1,584,000. The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

5. PURCHASES AND SALES OF INVESTMENTS

   FOR THE YEAR ENDED                                     COST OF INVESTMENTS
   12/31/2009                                                   ACQUIRED
   -----------------------------------------------------------------------------
   Corporate restricted securities                            $46,383,194
   Corporate public securities                                  6,975,796
   -----------------------------------------------------------------------------

                                                             PROCEEDS FROM
                                                          SALES OR MATURITIES
   -----------------------------------------------------------------------------
   Corporate restricted securities                            $33,834,513
   Corporate public securities                                 28,076,484
   -----------------------------------------------------------------------------
      The aggregate cost of investments is substantially the same for financial reporting and federal income tax purposes as of December 31, 2009. The net unrealized depreciation of investments for financial reporting and federal tax purposes as of December 31, 2009 is $37,752,721 and consists of $18,028,116 appreciation and $55,780,837 depreciation.

6. QUARTERLY RESULTS OF INVESTMENT OPERATIONS (UNAUDITED)

                                                   AMOUNT        PER SHARE
   -----------------------------------------------------------------------------
   MARCH 31, 2009
   -----------------------------------------------------------------------------
   Investment income                            $ 6,499,219
   Net investment income                          5,338,941       $ 0.57
   Net realized and unrealized
    gain on investments (net of taxes)          (13,236,961)       (1.42)
   -----------------------------------------------------------------------------
   JUNE 30, 2009
   -----------------------------------------------------------------------------
   Investment income                            $ 5,866,032
   Net investment income                          4,582,972       $ 0.49
   Net realized and unrealized
    gain on investments (net of taxes)           12,423,184         1.33
   -----------------------------------------------------------------------------
   SEPTEMBER 30, 2009
   -----------------------------------------------------------------------------
   Investment income                            $ 6,037,608
   Net investment income                          4,808,143       $ 0.52
   Net realized and unrealized
    gain on investments (net of taxes)            6,172,267         0.66
   -----------------------------------------------------------------------------
   DECEMBER 31, 2009
   -----------------------------------------------------------------------------
   Investment income                            $ 5,688,367
   Net investment income                          4,440,356       $ 0.47
   Net realized and unrealized
    gain on investments (net of taxes)              795,699         0.09
   -----------------------------------------------------------------------------

                                                  MASSMUTUAL CORPORATE INVESTORS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

7. AGGREGATE REMUNERATION PAID TO OFFICERS, TRUSTEES AND THEIR AFFILIATED
   PERSONS
   For the year ended December 31, 2009 the Trust paid its Trustees aggregate remuneration of $210,250. During the year, the Trust did not pay any compensation to any of its Trustees who are "interested persons" (as defined by the 1940 Act) of the Trust. The Trust classifies Messrs. Noreen and Joyal as "interested persons" of the Trust.

   All of the Trust's officers are employees of Babson Capital or MassMutual. Pursuant to the Contract, the Trust does not compensate its officers who are employees of Babson Capital or MassMutual (except for the Chief Compliance Officer of the Trust unless assumed by Babson Capital). For the year ended December 31, 2009, Babson Capital paid the compensation of the Chief Compliance Officer of the Trust.

   Mr. Noreen, one of the Trust's Trustees, is an "affiliated person" (as defined by the 1940 Act) of MassMutual and Babson Capital.

   The Trust did not make any payments to Babson Capital for the year ended December 31, 2009, other than amounts payable to Babson Capital pursuant to the Contract.

8. SUBSEQUENT EVENTS
   The Trust has evaluated the possibility of subsequent events existing in this report through February 17, 2010. The Trust has determined that there are no material events that would require recognition or disclosure in this report through this date.

MASSMUTUAL CORPORATE INVESTORS


REPORT OF INDEPENDENT REGISTERED PUBLIC ACOUNTING FIRM

The Shareholders and Board of Trustees of MassMutual Corporate Investors

We have audited the accompanying consolidated statement of assets and liabilities of MassMutual Corporate Investors (the "Trust"), including the consolidated schedule of investments, as of December 31, 2009, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended and the consolidated financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of MassMutual Corporate Investors as of December 31, 2009, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ KPMG LLP

Boston, Massachusetts
February 17, 2010

                                                  MASSMUTUAL CORPORATE INVESTORS

INTERESTED TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATIONS                OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
CLIFFORD M. NOREEN* (52)    Trustee      Term expires        President (since 2008), Vice   2      President (since 2009), Senior
                            (since 2009) 2012                Chairman (2007-2008),                 Vice President (1996-2009),
MassMutual                                                   Member of the Board of                HYP Management LLC (LLC
Corporate Investors         Chairman                         Managers (since 2006),                Manager); Director (since
1500 Main Street            (since 2009)                     Managing Director (since              2005), MassMutual Corporate
P.O. Box 15189                                               2000), Babson Capital;                Value Limited (investment
Springfield, MA 01115-5189                                   President (2005-2009), Vice           company); Director (since
                                                             President (1993-2005) of              2005), MassMutual Corporate
                                                             the Trust.                            Value Partners Limited
                                                                                                   (investment company); Senior
                                                                                                   Vice President (1996-2008),
                                                                                                   MMHC Investment LLC (passive
                                                                                                   investor); Managing Director
                                                                                                   (2006-2009), MassMutual Capital
                                                                                                   Partners LLC (investment
                                                                                                   company); Director (since
                                                                                                   2008), Jefferies Finance LLC (a
                                                                                                   finance company); Chairman and
                                                                                                   Chief Executive Officer (since
                                                                                                   2009), Manager (since 2007),
                                                                                                   MMC Equipment Finance LLC;
                                                                                                   Chairman (since 2009), Trustee
                                                                                                   (since 2005); President
                                                                                                   (2005-2009), MMCI Subsidiary
                                                                                                   Trust and MMPI Subsidiary
                                                                                                   Trust; Chairman (since 2009),
                                                                                                   Trustee (since 2009), President
                                                                                                   (2005-2009), Vice President
                                                                                                   (1993-2005), MassMutual
                                                                                                   Participation Investors
                                                                                                   (closed-end investment company
                                                                                                   advised by Babson Capital); and
                                                                                                   Member of Investment Committee
                                                                                                   (since 1999), Diocese of
                                                                                                   Springfield.


* Mr. Noreen is classified as an "interested person" of each Trust and Babson Capital (as defined by the Investment Act of 1940, as amended) because of his position as an officer of each Trust and President of Babson Capital.

MASSMUTUAL CORPORATE INVESTORS

INTERESTED TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATIONS                OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. JOYAL* (65)        Trustee      Term expires        President (2001-2003) of      57      President (1999-2003) and
                             (since 2003) 2010                Babson Capital.                       Trustee (since 2003), of the
MassMutual                                                                                          Trust; Director (since 2006),
Corporate Investors                                                                                 Jefferies Group, Inc.
1500 Main Street                                                                                    (financial services); Director
P.O. Box 15189                                                                                      (since 2003), Alabama Aircraft
Springfield, MA 01115-5189                                                                          Industries, Inc. (aircraft
                                                                                                    maintenance and overhaul);
                                                                                                    Director (since 2007), Scottish
                                                                                                    Re Group Ltd. (global life
                                                                                                    reinsurance specialist);
                                                                                                    Trustee (since 2003),
                                                                                                    MassMutual Select Funds, (an
                                                                                                    open-end investment company
                                                                                                    advised by MassMutual); Trustee
                                                                                                    (since 2003), MML Series
                                                                                                    Investment Fund (an open-end
                                                                                                    investment company advised by
                                                                                                    MassMutual); Trustee
                                                                                                    (1998-2003), Senior Vice
                                                                                                    President (1998-2001) and
                                                                                                    President (2001-2003), MMCI
                                                                                                    Subsidiary Trust and MMPI
                                                                                                    Subsidiary Trust; and President
                                                                                                    (1999-2003), Trustee (since
                                                                                                    2003), MassMutual Participation
                                                                                                    Investors (closed-end
                                                                                                    investment company advised by
                                                                                                    Babson Capital).

* Mr. Joyal retired as President of Babson Capital in June 2003. In addition and as noted above, Mr. Joyal is a director of
  Jefferies Group, Inc., which has a wholly owned broker-dealer subsidiary that may execute portfolio transactions and/or engage in principal transactions with the Trust, other investment companies advised by Babson Capital or any other advisory accounts over which Babson Capital has brokerage placement discretion. Accordingly, the Trust has determined to classify Mr. Joyal as an
  "interested person" of the Trust and Babson Capital (as defined in the Investment Company Act of 1940, as amended).

                                                  MASSMUTUAL CORPORATE INVESTORS

INDEPENDENT TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATIONS                OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM J. BARRETT (70)      Trustee      Term expires        President (since 2002),       2       Trustee (since 2006),
                             (since 2006) 2012                Barrett-Gardner                       MassMutual Participation
MassMutual                                                    Associates, Inc.                      Investors (a closed-end
Corporate Investors                                                                                 investment company advised by
1500 Main Street                                                                                    Babson Capital); Director
P.O. Box 15189                                                                                      (since 1979), TGC Industries,
Springfield, MA 01115-5189                                                                          Inc. (geophysical services);
                                                                                                    Director and Secretary (since
                                                                                                    2001 and from 1996-1997), Chase
                                                                                                    Packaging Corporation
                                                                                                    (agricultural services);
                                                                                                    Chairman and Director (since
                                                                                                    2000), Rumson-Fair Haven Bank
                                                                                                    and Trust Company (commercial
                                                                                                    bank and trust company); and
                                                                                                    Director (since 1983),
                                                                                                    Executive Vice President,
                                                                                                    Secretary and Assistant
                                                                                                    Treasurer (since 2004), Supreme
                                                                                                    Industries, Inc. (specialized
                                                                                                    truck and body manufacturer).



DONALD E. BENSON (79)        Trustee      Term expires        Executive Vice President              Director (1997-2008), MAIR
                             (since 1986) 2010                and Director (since 1992),            Holdings, Inc. (commuter
MassMutual                                                    Marquette Financial                   airline holding company);
Corporate Investors                                           Companies (financial services);       Director (since 1997), First
1500 Main Street                                              Partner (since 1996), Benson          California Financial Group,
P.O. Box 15189                                                Family Limited Partnership            Inc. (bank holding company);
Springfield, MA 01115-5189                                    No. 1 and Benson Family               and Trustee (since 1988),
                                                              Limited Partnership No. 2             MassMutual Participation
                                                              (investment partnerships).            Investors (closed-end
                                                                                                    investment company advised by
                                                                                                    Babson Capital).

MASSMUTUAL CORPORATE INVESTORS

INDEPENDENT TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATIONS                OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL H. BROWN (53)        Trustee      Term expires        Private Investor; and         2       Trustee (since 2005),
                             (since 2005) 2011                Managing Director (1994               MassMutual Participation
MassMutual                                                    -2005), Morgan Stanley.               Investors (a closed-end
Corporate Investors                                                                                 investment company advised by
1500 Main Street                                                                                    Babson Capital); Independent
P.O. Box 15189                                                                                      Director (since 2006), Invicta
Springfield, MA 01115-5189                                                                          Holdings LLC and its
                                                                                                    subsidiaries (a derivative
                                                                                                    trading company).


DONALD GLICKMAN (76)         Trustee      Term expires        Chairman (since 1992), Donald 2       Director (since 1984), Monro
                             (since 1992) 2010                Glickman and Company,                 Muffler and Brake, Inc.
MassMutual                                                    Inc. (private investments);           (automobile repair service);
Corporate Investors                                           and Partner (since 1992),             Lead Director (1998-2009),
1500 Main Street                                              J.F. Lehman & Co. (private            MSC Software Corp. (simulation
P.O. Box 15189                                                investments).                         software); and Trustee (since
Springfield, MA 01115-5189                                                                          1992), MassMutual Participation
                                                                                                    Investors (closed-end
                                                                                                    investment company advised by
                                                                                                    Babson Capital).

                                                  MASSMUTUAL CORPORATE INVESTORS

INDEPENDENT TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATIONS                OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
MARTIN T. HART (74)          Trustee      Term expires        Private Investor; and         2       Director (since 2004), Texas
                             (since 1991) 2012                President and Director                Roadhouse, Inc. (operates
MassMutual                                                    (since 1983), H Investment            restaurant chain); Director
Corporate Investors                                           Company LLC (family                   (since 1999), ValueClick Inc.
1500 Main Street                                              partnership).                         (internet advertising company);
P.O. Box 15189                                                                                      Director (2002-2009),
Springfield, MA 01115-5189                                                                          Spectranetics Corp. (medical
                                                                                                    device company); and Trustee
                                                                                                    (since 1991), MassMutual
                                                                                                    Participation Investors
                                                                                                    (closed-end investment company
                                                                                                    advised by Babson Capital).



CORINE T. NORGAARD (72)      Trustee      Term expires        President and Owner (since    34      Trustee (since 2005), MML
                             (since 1998) 2011                2009), Retirement Options             Series Investment Fund II (an
MassMutual                                                    (trains and certifies                 open-end investment company
Corporate Investors                                           retirement coaches); President        advised by MassMutual); Trustee
1500 Main Street                                              (2004-2005), Thompson                 (since 2004), MassMutual
P.O. Box 15189                                                Enterprises Real Estate               Premier Funds (an open-end
Springfield, MA 01115-5189                                    Investment.                           investment company advised by
                                                                                                    MassMutual); Director (since
                                                                                                    1991), ING Series Fund, Inc.
                                                                                                    (investment company); Director
                                                                                                    (since 1991), ING Variable
                                                                                                    Series Fund; Director (since
                                                                                                    1991), ING Strategic
                                                                                                    Allocations Portfolios, Inc.
                                                                                                    (investment company); Director
                                                                                                    (1991-2009), ING GET Fund
                                                                                                    (investment company); and
                                                                                                    Trustee (since 1998),
                                                                                                    MassMutual Participation
                                                                                                    Investors (a closed-end
                                                                                                    investment company advised by
                                                                                                    Babson Capital).


MALEYNE M. SYRACUSE (53)     Trustee      Term expires        Managing Director (2000-      2       Trustee (since 2007),
                             (since 2007) 2011                2007), JP Morgan Securities,          MassMutual Participation
MassMutual                                                    Inc. (investments and banking).       Investors (a closed-end
Corporate Investors                                                                                 investment company advised by
1500 Main Street                                                                                    Babson Capital).
P.O. Box 15189
Springfield, MA 01115-5189

OFFICERS OF THE TRUST

                                                                PRINCIPAL
                              POSITION                          OCCUPATION(S)
NAME (AGE),                   WITH          OFFICE TERM/LENGTH  DURING PAST
ADDRESS                       THE TRUST     OF TIME SERVED      5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL L. KLOFAS (49)       President    Since 2009             President (since 2009),Vice President (1998-2009) of the Trust;
                                                                 Managing Director (since 2000), Babson Capital; President (since
MassMutual                                                       2009), Vice President (2005-2009), MMCI Subsidiary Trust and MMPI
Corporate Investors                                              Subsidiary Trust; President (since 2009), Vice President
1500 Main Street                                                 (1998-2009), MassMutual Participation Investors.
P.O. Box 15189
Springfield, MA 01115-5189

PATRICIA J. WALSH (44)       Vice         Since 2008             Vice President, Secretary, and Chief Legal Officer (since 2008)
                             President,                          of the Trust; Corporate Vice President and Associate General
MassMutual                   Secretary,                          Counsel (since 2005), MassMutual; General Counsel and Secretary
Corporate Investors          and Chief                           (since 2008), Babson Capital; Secretary (since 2008), MMCI
1500 Main Street             Legal Officer                       Subsidiary Trust and MMPI Subsidiary Trust; and Vice President,
P.O. Box 15189                                                   Secretary, and Chief Legal Officer (since 2008), MassMutual
Springfield, MA 01115-5189                                       Participation Investors.


JAMES M. ROY (47)            Vice         Since 2005             Vice President and Chief Financial Officer (since 2005),
                             President                           Treasurer (2003-2005), and Associate Treasurer (1999-2003) of the
MassMutual                   and Chief                           Trust; Managing Director (since 2005), and Director (2000-2005),
Corporate Investors          Financial                           Babson Capital; Trustee (since 2005), Treasurer (since 2005), and
1500 Main Street             Officer                             Controller (2003-2005), MMCI Subsidiary Trust and MMPI Subsidiary
P.O. Box 15189                                                   Trust; and Vice President and Chief Financial Officer (since
Springfield, MA 01115-5189                                       2005), Treasurer (2003-2005) and Associate Treasurer (1999-2003),
                                                                 MassMutual Participation Investors.


JOHN T. DAVITT, JR. (42)     Comptroller  Since 2001             Comptroller (since 2001) of the Trust; Director (since 2000),
                                                                 Babson Capital; Controller (since 2005), MMCI Subsidiary Trust
MassMutual                                                       and MMPI Subsidiary Trust; and Comptroller (since 2001),
Corporate Investors                                              MassMutual Participation Investors.
1500 Main Street
P.O. Box 15189
Springfield, MA 01115-5189

MELISSA M. LAGRANT (36)      Chief        Since 2006             Chief Compliance Officer (since 2006) of the Trust; Managing
                             Compliance                          Director (since 2005), Babson Capital; Vice President and Senior
MassMutual                   Officer                             Compliance Trading Manager (2003-2005), Loomis, Sayles & Company,
Corporate Investors                                              L.P.; Assistant Vice President-Business Risk Management Group
1500 Main Street                                                 (2002-2003), and Assistant Vice President-Investment Compliance
P.O. Box 15189                                                   (2001-2002), Zurich Scudder Investments/Deutsche Asset
Springfield, MA 01115-5189                                       Management; and Chief Compliance Officer (since 2006), MassMutual
                                                                 Participation Investors.


DANIEL J. FLORENCE (37)      Treasurer    Since 2008             Treasurer (since 2008), Associate Treasurer (2006-2008) of the
                                                                 Trust; Associate Director (since 2008), and Analyst (2000-2008),
MassMutual                                                       Babson Capital; and Treasurer (since 2008), Associate Treasurer
Corporate Investors                                              (2006-2008), MassMutual Participation Investors.
1500 Main Street
P.O. Box 15189
Springfield, MA 01115-5189


                                                  MASSMUTUAL CORPORATE INVESTORS


MEMBERS OF THE BOARD OF                DIVIDEND REINVESTMENT AND
TRUSTEES                               SHARE PURCHASE PLAN
LEFT TO RIGHT:
                                       MassMutual Corporate Investors offers a
Donald Glickman                        Dividend Reinvestment and Share Purchase
Chairman,                              Plan. The Plan provides a simple way for
Donald Glickman & Company, Inc.        shareholders to add to their holdings in
                                       the Trust through the receipt of
Robert E. Joyal                        dividend shares issued by the Trust or
Retired President,                     through the investment of cash dividends
Babson Capital Management LLC          in Trust shares purchased in the open
                                       market. A shareholder may join the Plan
William J. Barrett                     by filling out and mailing an
President,                             authorization card to Shareholder
Barrett-Gardner Associates, Inc.       Financial Services, Inc., the Transfer
                                       Agent.
Michael H. Brown*
Private Investor                       Participating shareholders will continue
                                       to participate until they notify the
Donald E. Benson*                      Transfer Agent, in writing, of their
Executive Vice President               desire to terminate participation.
and Director,                          Unless a shareholder elects to
Marquette Financial Companies          participate in the Plan, he or she will,
                                       in effect, have elected to receive
Dr. Corine T. Norgaard*                dividends and distributions in cash.
President,                             Participating shareholders may also make
Retirement Options                     additional contributions to the Plan
                                       from their own funds. Such contributions
Clifford M. Noreen                     may be made by personal check or other
President,                             means in an amount not less than $10 nor
Babson Capital Management LLC          more than $5,000 per quarter. Cash
                                       contributions must be received by the
Martin T. Hart                         Transfer Agent at least five days (but
Private Investor                       no more then 30 days) before the payment
                                       date of a dividend or distributions.
Maleyne M. Syracuse
Private Investor                       Whenever the Trust declares a dividend
*Member of the Audit Committee         payable in cash or shares, the Transfer
                                       Agent, acting on behalf of each
OFFICERS                               participating shareholder, will take the
                                       dividend in shares only if the net asset
Clifford M. Noreen                     value is lower than the market price
Chairman                               plus an estimated brokerage commission
                                       as of the close of business on the
Michael L. Klofas                      valuation day. The valuation day is the
President                              last day preceding the day of dividend
                                       payment.
James M. Roy
Vice President & Chief                 When the dividend is to be taken in
Financial Officer                      shares, the number of shares to be
                                       received is determined by dividing the
Patricia J. Walsh                      cash dividend by the net asset value as
Vice President, Secretary              of the close of business on the
& Chief Legal Officer                  valuation date or, if greater than net
                                       asset value, 95% of the closing share
Jill A. Fields                         price. If the net asset value of the
Vice President                         shares is higher than the market value
                                       plus an estimated commission, the
Michael P. Hermsen                     Transfer Agent, consistent with
Vice President                         obtaining the best price and execution,
                                       will buy shares on the open market at
Mary Wilson Kibbe                      current prices promptly after the
Vice President                         dividend payment date.

Richard E. Spencer, II                 The reinvestment of dividends does not,
Vice President                         in anyway, relieve participating
                                       shareholders of any federal, state or
Daniel J. Florence                     local tax. For federal income tax
Treasurer                              purposes, the amount reportable in
                                       respect of a dividend received in
John T. Davitt, Jr.                    newly-issued shares of the Trust will be
Comptroller                            the fair market value of the shares
                                       received, which will be reportable as
Melissa M. LaGrant                     ordinary income and/or capital gains.
Chief Compliance Officer
                                       As compensation for its services, the
                                       Transfer Agent receives a fee of 5% of
                                       any dividend and cash contribution (in
                                       no event in excess of $2.50 per
                                       distribution per shareholder.)

                                       Any questions regarding the Plan should
                                       be addressed to Shareholder Financial
                                       Services, Inc., Agent for MassMutual
                                       Corporate Investors' Dividend
                                       Reinvestment and Share Purchase Plan,
                                       P.O. Box 173673, Denver, CO 80217-3673.

[LOGO]   MassMutual Corporate Investors
         2009 Annual Report























                                                                          CI3848

ITEM 2.  CODE OF ETHICS.

         The Registrant adopted a Code of Ethics for Senior Financial Officers (the "Code") on October 17, 2003, which is available on the Registrant's website at www.babsoncapital.com/mci. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Registrant's Board of Trustees has determined that Mr. Donald E. Benson, a Trustee of the Registrant and a member of its Audit Committee, is an audit committee financial expert. Mr. Benson is "independent" for purposes of this Item 3 as required by applicable regulation.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                          FEES BILLED TO THE REGISTRANT

                                   KPMG LLP              KPMG LLP
                                  Year Ended             Year Ended
                                  December 31,          December 31,
                                     2009                   2008
                                  ----------             ----------
         Audit Fees               $   50,000             $   51,600
         Audit-Related Fees                0                  6,125
         Tax Fees                     41,950                 39,950
         All Other Fees                    0                      0
                                  ----------             ----------
         Total Fees               $   91,950             $   97,675
                                  ==========             ==========

           NON-AUDIT FEES BILLED TO BABSON CAPITAL AND MASSMUTUAL

                                  KPMG LLP                KPMG LLP
                                 Year Ended              Year Ended
                                December 31,            December 31,
                                    2009                    2008
                                 ----------              ----------
         Audit-Related Fees      $  874,597              $  864,409
         Tax Fees                         0                       0
         All Other Fees             350,000                       0
                                 ----------              ----------
         Total Fees              $1,224,597              $  864,409
                                 ==========              ==========

         The category "Audit-Related Fees" reflects fees billed by KPMG for various non-audit and non-tax services rendered to the Registrant, Babson Capital Management LLC ("Babson Capital") and Massachusetts Mutual Life Insurance Company ("MassMutual"), such as SAS 70 review, and agreed upon procedures reports. Preparation of Federal, state and local income tax returns and tax compliance work are representative of the fees reported in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG for consulting rendered to Babson Capital and MassMutual. The Sarbanes-Oxley Act of 2002 and its implementing regulations allows the Registrant's Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant's independent accountants. During 2009, the Registrant's Audit Committee approved all of the services rendered to the Registrant by KPMG and did not rely on such a pre-approval policy for any such services.

         The Audit Committee reviewed the aggregate fees billed for professional services rendered by KPMG for 2008 and 2009 for the Registrant and for the non-audit services provided to Babson Capital, and Babson Capital's parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services were compatible with maintaining the principal accountant's independence.

         The 2008 fees billed represent final 2008 amounts, which may differ from the preliminary figures available as of the filing date of the Registrant's 2009 Annual Form N-CSR and includes, among other things, fees for services that may not have been billed as of the filing date of the Registrant's 2009 Annual Form N-CSR, but are now properly included in the 2008 fees billed to the Registrant, Babson Capital, and MassMutual.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as "independent" Trustees under the current listing standards of the New York Stock Exchange and the rules of U.S. Securities and Exchange Commission. The Committee operates pursuant to a written Audit Committee Charter, which is available (1) on the Registrant's website, www.babsoncapital.com/mci; and (2) without charge, upon request, by calling, toll-free 866-399-1516. The current members of the Audit Committee are Donald E. Benson, Michael H. Brown, and Corine T. Norgaard.

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not applicable for this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The Registrant's Board of Trustees has delegated proxy voting responsibilities relating to voting securities held by the Registrant to its investment adviser, Babson Capital Management LLC ("Babson Capital"). A summary of Babson Capital's proxy voting policies and procedures is set forth below.

         Summary of Babson Capital's Proxy Voting Policy
         -----------------------------------------------

         Babson Capital views the voting of proxies as an integral part of its investment management responsibility and believes, as a general principle, that proxies should be acted upon (voted or abstained) solely in the best interests of its clients (i.e. in a manner it believes is most likely to enhance the economic value of the underlying securities held in client accounts). To implement this general principle, it is Babson Capital's policy to generally vote proxies in accordance with the recommendations of Institutional Shareholder Services ("ISS"), a recognized authority on proxy voting and corporate governance, or, in cases where ISS has not made any recommendations with respect to a proxy, in accordance with ISS's proxy voting guidelines.

         Babson Capital recognizes, however, that there may be times when Babson Capital believes that it will be in the best interests of clients holding the securities to (1) vote against ISS's recommendations or (2) in cases where ISS has not provided Babson Capital with any recommendations with respect to a proxy, vote against ISS's proxy voting guidelines. Babson Capital may vote, in whole or part, against ISS's recommendations or ISS's proxy voting guidelines, as applicable if such vote is authorized by the Proxy Voting Policy. The procedures set forth in the Proxy Voting Policy are designed to ensure that votes against ISS's recommendations or proxy voting guidelines have been made in the best interests of clients and are not the result of any material conflict of interest (a "Material Conflict"). For purposes of the Proxy Voting Policy, a Material Conflict shall means any position, relationship or interest, financial or otherwise, of Babson Capital (or any person authorized under the Proxy Voting Policy to vote proxies on behalf of Babson Capital) that would or could reasonably be expected to affect Babson Capital's or such person's independence or judgment concerning how to vote proxies.

         Summary of Babson Capital's Proxy Voting Procedures
         ---------------------------------------------------

         Babson Capital has (1) established a Best Execution and Proxy Committee that is responsible for the implementation and governance of the Proxy Voting Policy and (2) designated Proxy Administrators who will receive and post proxies for voting with ISS. In accordance with the Proxy Voting Policy, Babson Capital will generally vote all client proxies for which it has proxy voting discretion in accordance with ISS's recommendation or proxy voting guidelines, unless (i) a person authorized by the Best Execution and Proxy Committee (each a "Proxy Analyst") determines that it is in the clients' best interest to vote against ISS's recommendation or proxy voting guidelines or (ii) Babson Capital is unable or determines not to vote a proxy in accordance with the Proxy Voting Policy. In these cases: if (i) a Proxy Analyst recommends that a proxy should be voted against ISS's recommendation or guidelines, (ii) no other Proxy Analyst reviewing such proxy disagrees with such recommendation, and (iii) no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Administrator, the Proxy Administrator will vote the proxy or post the proxy for voting in accordance with the Proxy Analyst's recommendation. Otherwise, the proxy is to be submitted to a member of the Best Execution and Proxy Committee, who shall determine how to vote the proxy unless (i) the Proxy Analyst or Proxy Administrator has identified a Babson Capital Material Conflict or (ii) said Best Execution and Proxy Committee member has identified a Material Conflict personal to him or herself or a Babson Capital Material Conflict. In such cases, the proxy shall be submitted to the Best Execution and Proxy Committee, which may authorize a vote against ISS's recommendation or proxy voting guidelines only if the Best Execution and Proxy Committee determines that such vote is in the clients' best interests.

         No associate, officer, director, or a Board of Managers Member of Babson Capital or its affiliates (other than those assigned such responsibilities under the Proxy Voting Policy) may influence how Babson Capital votes client proxies, unless such person has been requested to provide such assistance by a Proxy Analyst or Best Execution and Proxy Committee member and has disclosed any known Material Conflict. Any pre-vote communications prohibited by the Proxy Voting Policy shall be reported to the Best Execution and Proxy Committee member prior to voting and to Babson Capital's Chief Compliance Officer or General Counsel.

         Obtaining a Copy of the Policy
         ------------------------------

         Clients may obtain a copy of the Proxy Voting Policy and information about how Babson Capital voted proxies related to their securities, free of charge, by contacting the Chief Compliance Officer, Babson Capital Management LLC, Independence Wharf, 470 Atlantic Avenue, Boston, MA 02210, or calling, toll-free, 1-877-766-0014.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

         PORTFOLIO MANAGER. Michael L. Klofas serves as the President of the Registrant (since 2009) and as one of its Portfolio Managers. Mr. Klofas began his service to the Registrant in 1998 as a Vice President. With over 25 years of industry experience, Mr. Klofas is a Managing Director of the Mezzanine and Private Equity Group of Babson Capital Management LLC ("Babson Capital"). Mr. Klofas joined MassMutual in 1988. Prior to joining MassMutual, he spent two years at a small venture capital firm and two years at a national public accounting firm. At MassMutual and then Babson Capital, Mr. Klofas has analyzed and invested in traditional private placements and high yield public and private bonds, and leveraged bank loans. He also spent three years leading Babson Capital's workout and restructuring activities. Since 1992, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. Mr. Klofas holds a B.A. from Brandeis University and an M.B.A. from Babson College, as well as a Chartered Financial Analyst and Certified Public Accountant designations. Mr. Klofas also presently serves as President of MassMutual Participation Investors, another closed-end management investment company advised by Babson Capital.

         PORTFOLIO MANAGEMENT TEAM. Mr. Klofas has primary responsibility for overseeing the investment of the Registrant's portfolio, with the day-to-day investment management responsibility of the Registrant's portfolio being shared with the following Babson Capital investment professionals (together with the Portfolio Manager, the "Portfolio Team").

         Michael P. Hermsen and Richard E. Spencer, II are each a Vice President of the Registrant and a Managing Director of Babson Capital. Together with Mr. Klofas, they are responsible for managing Babson Capital's Mezzanine and Private Equity Group within the Corporate Securities Group, which is responsible for finding, analyzing, negotiating and servicing mezzanine private placement securities for the Registrant.

         Mr. Hermsen joined MassMutual in 1990 and has been an officer of the Registrant since 1998. Previously, he worked at Teachers Insurance and Annuity Association where he was a generalist private placement analyst. At MassMutual and then Babson Capital, Mr. Hermsen has analyzed and invested in traditional private placements, high yield public and private bonds, and leveraged bank loans. He has also been responsible for managing a small portfolio of distressed investments. Since 1992, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. He holds a B.A. from Bowdoin College and an M.B.A. from Columbia University, as well as a Chartered Financial Analyst designation.

         Mr. Spencer joined MassMutual in 1989 after three years as a corporate loan analyst at a major New England bank. He has been an officer of the Registrant since 2002. At MassMutual and then Babson Capital, Mr. Spencer has analyzed and invested in traditional private placements, high yield public and private bonds, leveraged bank loans, mezzanine debt and private equity. From 1993 to 1999, he was the lead restructuring professional at Babson Capital. Since 1999, Mr. Spencer has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. He holds a B.A. from Bucknell University and an M.B.A. from the State University of New York at Buffalo, as well as a Chartered Financial Analyst designation.

         Jill A. Fields is responsible for the day-to-day management of the Registrant's public high yield and investment grade fixed income portfolio. Ms. Fields has been a Vice President of the Registrant since 2006. Ms. Fields is a Managing Director of Babson Capital with over 20 years of industry experience in high yield total return structured credit leveraged loans and private placement investing. Prior to joining Babson Capital in 1997, she was a credit analyst at Shawmut National Bank, and the Director of Corporate Bond Research at Hartford Life Insurance Group. Ms. Fields holds a B.S. from Pennsylvania State University and an M.B.A. from the University of Connecticut.

         OTHER ACCOUNTS MANAGED BY THE PORTFOLIO TEAM. The members of the Registrant's Portfolio Team also have primary responsibility for the day-to-day management of other Babson Capital advisory accounts, including, among others, closed-end and open-end investment companies, private investment funds, MassMutual-affiliated accounts, as well as separate accounts for institutional clients. These advisory accounts are identified below.

                                                      NUMBER OF
                                                      ACCOUNTS          APPROXIMATE
                                          TOTAL       WITH              ASSET SIZE OF
                                          NUMBER      APPROXIMATE       PERFORMANCE-     PERFORMANCE-
PORTFOLIO     ACCOUNT                     OF          TOTAL ASSET       BASED            BASED ADVISORY
TEAM          CATEGORY                    ACCOUNTS    SIZE(A)           ADVISORY FEE     FEE ACCOUNTS(A)
------------  ---------------------       --------    ------------      ------------     --------------
Clifford M.   Registered Investment
Noreen(B)     Companies                       1       $108.9 million         0           N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        1       $16.1 million          1           $16.1 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  0       N/A                    0           N/A
              -----------------------------------------------------------------------------------------
Jill A.       Registered Investment
Fields        Companies                       3       $569.5 million         0           N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        1       $74.7 million          1           $74.7 million
              -----------------------------------------------------------------------------------------
              Other Accounts (C)              5       $534.5 million         0           N/A
              -----------------------------------------------------------------------------------------
Michael P.    Registered Investment
Hermsen       Companies                       1       $108.9 million         0           N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles (D)                    5       $992 million           5           $992 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  0       N/A                    0           N/A
              -----------------------------------------------------------------------------------------
Michael L.    Registered Investment
Klofas        Companies                       1       $108.9 million         0           N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles (D)                    5       $992 million           5           $992 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  0       N/A                    0           N/A
              -----------------------------------------------------------------------------------------
Richard E.    Registered Investment
Spencer, II   Companies                       1       $108.9 million         0           N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles (D)                    5       $992 million           5           $992 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  0       N/A                    0           N/A

     (A) Account asset size has been calculated as of December 31, 2009.

     (B) Mr. Noreen, as head of Babson Capital's Corporate Securities Group, has overall responsibility for all corporate credit related investments, including public and private bonds, mezzanine, and private equity investments, as well as structured credit products managed by Babson Capital. Except for the accounts noted in the table above, Mr. Noreen is not primarily responsible for the day-to-day management of the other accounts managed by Babson Capital's Corporate Securities Group.

     (C) Ms. Fields manages the high yield sector of the general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company; however these assets are not represented in the table above.

     (D) Messrs. Hermsen, Klofas and Spencer manage private placement mezzanine debt securities for the general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company; however these assets are not represented in the table above.

         MATERIAL CONFLICTS OF INTEREST. The potential for material conflicts of interest may exist as the members of the Portfolio Team have responsibilities for the day-to-day management of multiple advisory accounts. These conflicts may be heightened to the extent the individual, Babson Capital and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more of such accounts. Babson Capital has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted polices and procedures that it believes are reasonably designed to address such conflicts.

         Babson Capital or its affiliates, including MassMutual and its affiliates, may from time to time, acting as principal, buy securities or other investments for itself from or sell securities or other investments it owns to its advisory clients. Likewise, Babson Capital may either directly or on behalf of MassMutual, purchase and/or hold securities or other investments that are subsequently sold or transferred to advisory clients. Babson Capital has a conflict of interest in connection with a transaction where it or an affiliate is acting as principal since it may have an incentive to favor itself or its affiliates over its advisory clients in connection with the transaction. To address these conflicts of interest, Babson Capital has adopted certain policies and procedures, including but not limited to policies and procedures on transactions with affiliates. Any such transaction will be consistent with Babson Capital's fiduciary obligation to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and will be in compliance with applicable legal and regulatory requirements.

         Babson Capital may effect cross-trades on behalf of its advisory clients whereby one advisory client buys securities or other investments from or sells securities or other investments to another advisory client. Babson Capital may also effect cross-transactions involving advisory accounts or funds in which it or its affiliates, including MassMutual, and their respective employees, have an ownership interest or for which Babson Capital is entitled to earn a performance or incentive fee. As a result, Babson Capital has a conflict of interest in connection with the cross-transaction since it may have an incentive to favor the advisory client or fund in which it or its affiliate has an ownership interest and/or is entitled to a performance or incentive fee. To address these conflicts of interest, Babson Capital has adopted certain policies and procedures, including but not limited to policies and procedures on transactions with affiliates. Any such cross-transaction will be consistent with Babson Capital's fiduciary obligation to act in the best interests of each of its advisory clients, including its ability to obtain best execution for each advisory client in connection with the cross-trade transaction, and will be in compliance with applicable legal and regulatory requirements. Babson Capital will not receive a commission or any other remuneration (other than its advisory fee) for effecting cross-transactions between advisory clients.

         Babson Capital may invest client assets in securities or other investments that are also held by (i) Babson Capital or its affiliates, including MassMutual, (ii) other Babson Capital advisory accounts,
         (iii) funds or accounts in which Babson Capital or its affiliates or their respective employees have an ownership or economic interest or
         (iv) employees of Babson Capital or its affiliates. Babson Capital may also, on behalf of its advisory clients, invest in the same or different securities or instruments of issuers in which (i) Babson Capital or its affiliates, including MassMutual, (ii) other Babson Capital advisory accounts, (iii) funds or accounts in which Babson Capital, its affiliates, or their respective employees have an ownership or economic interest or (iv) employees of Babson Capital or its affiliates, have an ownership interest as a holder of the debt, equity or other instruments of the issuer. Babson Capital has a conflict of interest in connection with any such transaction since investments by its advisory clients may directly or indirectly benefit Babson Capital and/or its affiliates and employees by potentially increasing the value of the securities or instruments it holds in the issuer. Any investment by Babson Capital on behalf of its advisory clients will be consistent with its fiduciary obligations to act in the best interests of its advisory clients, and otherwise be consistent with such clients' investment objectives and restrictions.

         Babson Capital or its affiliates may also recommend that clients invest in registered or unregistered investment companies, including private investment funds such as hedge funds, private equity funds or structured funds, (i) advised by Babson Capital or an affiliate, (ii) in which Babson Capital, an affiliate or their respective employees has an ownership or economic interest or (iii) with respect to which Babson Capital or an affiliate has an interest in the entity entitled to receive the fees paid by such funds. Babson Capital has a conflict of interest in connection with any such recommendation since it may have an incentive to base its recommendation to invest in such investment companies or private funds on the fees that Babson Capital or its affiliates would earn as a result of the investment by its advisory clients in the investment companies or private funds. Any recommendation to invest in a Babson Capital advised fund or other investment company will be consistent with Babson Capital's fiduciary obligations to act in the best interests of its advisory clients, consistent with such clients' investment objectives and restrictions. Babson Capital may, in certain limited circumstances, offer to clients that invest in private investment funds that it advises an equity interest in entities that receive advisory fees and carried profits interest from such funds.

         Babson Capital may permit certain of its portfolio managers and other employees to invest in private investment funds advised by Babson Capital or its affiliates and/or share in the performance or incentive fees received by Babson Capital from such funds. If the portfolio manager or other employee was responsible for both the portfolio management of the private fund and other Babson Capital advisory accounts, such person would have a conflict of interest in connection with investment decisions since the person may have an incentive to direct the best investment ideas, or to allocate trades, in favor of the fund in which he or she is invested or otherwise entitled to share in the performance or incentive fees received from such fund. To address these conflicts of interest, Babson Capital has adopted a policy governing side by side management of private investment funds and other advisory accounts, which policy requires, among others things, that Babson Capital treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson Capital from favoring any particular advisory account as a result of the ownership or economic interests of Babson Capital, its affiliates or employees, in such advisory account. Any investment by a Babson Capital employee in one of its private funds is also governed by Babson Capital's employee co-investment policy.

         As noted above, Babson Capital's portfolio managers are often responsible for the day-to-day management of multiple accounts, including, among others, separate accounts for institutional clients, closed-end and open-end registered investment companies, and/or private investment funds (such as hedge funds, private equity funds, and structured funds), as well as for proprietary accounts of Babson Capital and its affiliates, including MassMutual and its affiliates. The potential for material conflicts of interest exist whenever a portfolio manager has responsibility for the day-to-day management of multiple advisory accounts. These conflicts may be heightened to the extent a portfolio manager is responsible for managing a proprietary account for Babson Capital or its affiliates or where the portfolio manager, Babson Capital and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more of such accounts (e.g., through the receipt of a performance or incentive fee).

         Such potential conflicts include those relating to allocation of investment opportunities. For example, it is possible that an investment opportunity may be suitable for more than one account managed by Babson Capital, but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by multiple accounts.

         A conflict arises where the portfolio manager has an incentive to treat an account preferentially because the account pays Babson Capital or its affiliates a performance-based fee or the portfolio manager, Babson Capital or an affiliate has an ownership or other economic interest in the account. As noted above, Babson Capital also acts as an investment manager for certain of its affiliates, including MassMutual. These affiliate accounts co-invest jointly and concurrently with Babson Capital's other advisory clients and therefore share in the allocation of such investment opportunities. To address these conflicts of interest associated with the allocation of trading and investment opportunities, Babson Capital has adopted an investment allocation policy and trade allocation procedures that govern the allocation of portfolio transactions and investment opportunities across multiple advisory accounts, including affiliated accounts. In addition, as noted above, to address these conflicts of interest, Babson Capital has adopted a policy governing side-by-side management of private investment funds and other advisory accounts, which policy requires, among others things, that Babson Capital treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson Capital from favoring any particular advisory account as a result of the ownership or economic interests of Babson Capital, its affiliates or employees, in such advisory accounts. Any investment by a Babson Capital employee in one of its private funds is also governed by Babson Capital's employee co-investment policy.

         Potential material conflicts of interest may also arise related to the knowledge and timing of an account's trades, investment opportunities and broker selection. Babson Capital and its portfolio managers have information about the size, timing and possible market impact of the trades of each account they manage. It is possible that portfolio managers could use this information for their personal advantage and/or the advantage or disadvantage of various accounts which they manage. For example, a portfolio manager could, or cause a favored account to, "front run" an account's trade or sell short a security for an account immediately prior to another accounts sale of that security. To address these conflicts, Babson Capital has adopted policies and procedures and a Code of Ethics governing employees' personal securities transactions, the use of short sales, and side-by-side management of private investment funds and other advisory accounts.

         Potential material conflicts of interest may also arise if a trade error occurs in a client account. A trade error is deemed to occur if there is a deviation by Babson Capital from the applicable standard of care in connection with the placement, execution or settlement of a trade for an advisory account that results in (1) Babson Capital purchasing securities not permitted or authorized by a client's investment advisory agreement or otherwise failing to follow a client's specific investment directives; (2) Babson Capital purchasing or selling the wrong security or the wrong amount of securities on behalf of a client's account; or (3) Babson Capital purchasing or selling securities for, or allocating securities to, the wrong client account. When correcting these errors, conflicts of interest between Babson Capital and its advisory accounts may arise as decisions are made on whether to cancel, reverse or reallocate the erroneous trades. In order to address these conflicts, Babson Capital has adopted policies and procedures governing the resolution of trading errors, and will follow these policies and procedures in order to ensure that trade errors are handled promptly and appropriately and that no client account is harmed by an erroneous trade.

         With respect to securities transactions for most of the accounts it manages, Babson Capital determines which broker to use to execute each order, consistent with its fiduciary duty to seek best execution of the transaction. Babson Capital manages certain accounts, however, for clients who limit its discretion with respect to the selection of brokers or direct it to execute such client's transaction through a particular broker. In these cases, trades for such an account in a particular security may be placed separately from, rather than aggregated with, those in the same security for other accounts. Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of one or more of the other account(s) involved. Babson Capital has policies and procedures that address best execution and directed brokerage arrangements.

         Babson Capital and its portfolio managers or employees may have other actual or potential conflicts of interest in managing an advisory account, and the list above is not a complete description of every conflict of interest that could be deemed to exist.

         COMPENSATION. The current Babson Capital compensation and incentive program for investment professionals is designed to attract, motivate and retain high-performing individuals.

         To help Babson Capital make informed decisions, Babson Capital participates in annual compensation surveys of investment management firms using McLagan Partners, in addition to other industry specific resources. The firms selected for periodic peer-group comparisons typically have similar asset size or business mix. Annually, a review is conducted of total compensation versus market, to ensure that individual pay is competitive with the defined overall market.

         The compensation package for the members of the Portfolio Team is comprised of a market-driven base salary, a performance-driven annual bonus, and discretionary long-term incentives. The performance-driven bonus is based on the performance of the accounts managed by the members of the Portfolio Team relative to appropriate benchmarks, including with respect to the Registrant, to the Russell 2000 Index and Lehman Brothers U.S. Corporate High Yield Index. Performance of the Registrant, like other accounts Portfolio Team members manage, are evaluated on a pre-tax basis, and are reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, the assets under management, and the overall success of Babson Capital. Such factors are considered as a part of the overall annual bonus evaluation process by the management of Babson Capital.

         Long-Term incentives are designed to share with participants the longer-term value created in Babson Capital. Long-term incentives may take the form of deferred cash awards (including deferred cash awards that provide a portfolio manager with the economic equivalent of a "shareholder" interest in Babson Capital by linking the value of the award to a formula which ties to the value of the business), and/or, in the case of a portfolio manager who manages a private investment fund with a performance fee, a deferred cash award or a direct profit sharing interest that results in the portfolio manager receiving amounts based on the amount of the performance fee paid by such fund. These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because the Portfolio Team members are generally responsible for multiple accounts (including the Registrant), they are compensated on the overall performance of the accounts that they manage, rather than a specific account, except for the portion of compensation relating to any performance fee award.

         BENEFICIAL OWNERSHIP. As of December 31, 2009, members of the Portfolio Team beneficially owned the following dollar range of equity securities in the Registrant:

                                             DOLLAR RANGE OF BENEFICIALLY OWNED*
         PORTFOLIO TEAM:                     EQUITY SECURITIES OF THE REGISTRANT
         ---------------                     -----------------------------------
         Clifford M. Noreen                  Over $100,001
         Jill A. Fields                      $50,001-$100,000
         Michael P. Hermsen                  Over $100,001
         Michael L. Klofas                   Over $100,001
         Richard E. Spencer II               $10,001-$50,000

* Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended. (Shares "beneficially owned" include the number of shares of the Registrant represented by the value of a Registrant-related investment option under Babson Capital's non-qualified deferred compensation plan for certain officers of Babson Capital (the "Plan"). The Plan has an investment option that derives its value from the market value of the Registrant's shares. However, neither the Plan nor the participant in the Plan has an actual ownership interest in the Registrant's shares.)

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not Applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not Applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

        (a)(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

               None.

        (a)(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

               Attached hereto as EX-99.31.1
               Attached hereto as EX-99.31.2

        (a)(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

               Not Applicable for this filing.

        (b)    CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

               Attached hereto as EX-99.32

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):   MassMutual Corporate Investors
                ----------------------------------
By:             /s/ Michael L. Klofas
                ----------------------------------
                Michael L. Klofas, President
                ----------------------------------
Date:           March 8, 2010
                ----------------------------------

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:             /s/ Michael L. Klofas
                ----------------------------------
                Michael L. Klofas, President
                ----------------------------------
Date:           March 8, 2010
                ----------------------------------
By:             /s/ James M. Roy
                ----------------------------------
                James M. Roy, Vice President and
                Chief Financial Officer
                ----------------------------------
Date:           March 8, 2010
                ----------------------------------